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                    MASTER BUILD TO SUIT AND LEASE AGREEMENT

         THIS MASTER BUILD TO SUIT AND LEASE AGREEMENT ("Master Lease" or "Agreement") is made and entered into by and between TRITEL COMMUNICATIONS, INC. ("Tritel") and SPECTRASITE COMMUNICATIONS, INC. ("SpectraSite").

         WHEREAS, Tritel has licenses to provide personal communications service ("PCS") in the states of Alabama, Florida, Mississippi, Tennessee, Kentucky and any additional state or markets in which Tritel obtains a license to provide PCS ("Tritel Markets");

         WHEREAS, Tritel requires that in certain instances towers and related facilities be developed for the installation of antennas, equipment cabinets, cabling and related equipment;

         WHEREAS, Tritel also requires that parcels of real property together with easements for ingress, egress and utilities to those properties be acquired for the construction of the towers and related facilities;

         WHEREAS, Tritel has previously engaged SpectraSite and other companies to acquire parcels of real property to be leased or purchased by Tritel;

         WHEREAS, Tritel desires to assign to SpectraSite certain of those leases and for SpectraSite to construct facilities on the sites and/or to have SpectraSite lease or purchase designated parcels of property to construct structures for the operation of a wireless or telecommunications facility.

         WHEREAS, Tritel desires to lease space on the facilities from SpectraSite.

         NOW THEREFORE, Tritel and SpectraSite do hereby agree as follows:

                       I. GRANT OF RIGHTS; ASSIGNMENT AND
                    ASSUMPTION OF PRIME LEASES AND SUBLEASING

         1.1 (a) GRANT. Tritel grants SpectraSite the nonexclusive right to develop, construct and lease those sites in the Tritel Markets which involve the construction of towers and related facilities ("Tower Sites") upon the terms and conditions of this Master Lease. SpectraSite acknowledges and agrees that the right to develop, construct and lease the Tower Sites is not an exclusive right and that Tritel may grant similar rights to other parties; provided, however, that Tritel agrees that it shall grant to SpectraSite the right to develop a minimum number of Tower Sites for each Tritel Market (as defined below) if set forth in a schedule to Attachment VII to this Agreement.

              (b) APPLICATION.

                   (i) NOTICE. In the event that Tritel identifies a Tower Site or search ring where it intends to place, develop and construct a tower, and Tritel intends to grant to SpectraSite the right to develop, construct and lease such Tower Site, Tritel shall give SpectraSite notice of the Tower Site, and such Tower Site shall hereinafter be referred to as the Applicable Tower Site.

                        (A) Notice of Search Ring. In the event that Tritel has issued a search ring for the Applicable Tower Site, but has not obtained a lease, contract, option or other right to lease the property for

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the Applicable Tower Site, Tritel shall notify SpectraSite in writing of the parameters of the search ring for the Applicable Tower Site (the "Search Ring Notice").

                        (B) NOTICE OF LEASE. In the event that Tritel has obtained an option, lease, contract or other right to lease the property for the Applicable Tower Site, Tritel shall notify SpectraSite in writing of and deliver to SpectraSite a complete copy of the lease, option, contract or other right to lease the property for the Applicable Tower Site (the "Lease Notice").

                        (C) NOTICE OF BUILDING PERMIT. In the event that Tritel has obtained a lease, contract, option or other right to lease property for an Applicable Tower Site and is preparing to apply for a building permit for the Applicable Tower Site, Tritel shall notify SpectraSite in writing on or before ten (10) days prior to the date that Tritel intends to make application for a building permit for Applicable Tower Site (the "Building Permit Notice") (the Search Ring Notice, the Lease Notice and the Building Permit Notice shall be collectively referred to as the "Notice of Applicable Tower Site").

                        (D) OBLIGATION TO GIVE NOTICE. Notwithstanding paragraphs 1.2(b)(i)(A), (B) and (C), Tritel shall not be obligated to provide Spectrasite the Notice of applicable Tower Site until ten (10) days prior to the date that Tritel intends to make application for a building permit for the applicable tower site, provided however, Tritel may elect to provide Spectrasite Notice of the Applicable Tower Site pursuant to 1.1(b)(i)(A) or 1.1(b)(i)(B) above.

                   (ii) ACCEPTANCE OR REJECTION OF APPLICABLE TOWER SITE. SpectraSite shall have a period of twenty (20) days (the "Application Period") from the date of the Notice of Applicable Tower Site to accept (in the event of acceptance, the "Notice of Acceptance") or reject in writing any such Applicable Tower Site because of any characteristics associated with the Applicable Tower Site which would in the reasonable opinion of SpectraSite adversely impact the development or ownership of the Applicable Tower Site. In the event that SpectraSite does not accept or reject the Applicable Tower Site within such twenty (20) day period, SpectraSite shall be deemed to have rejected such Applicable Tower Site. In the event that SpectraSite rejects or does not accept any Applicable Tower Site, SpectraSite shall have no right to require an assignment of the Prime Lease (as hereinafter defined) or obligation to develop the Applicable Tower Site and Tritel shall have no further obligation to SpectraSite in regards to the Applicable Tower Site under the terms of this Agreement.

              (c) DUE DILIGENCE. During the (i) Application Period; and (ii) in the event that SpectraSite provides Tritel with a Notice of Acceptance upon the Applicable Tower Site, during the period between the Application Period and the Commencement Date of the applicable SLA; and (iii) during the term of the applicable SLA (hereinafter defined), provided that SpectraSite has assumed the Prime Lease, if applicable, and entered into an SLA with Tritel: Tritel shall make available to SpectraSite such information as SpectraSite may reasonably require about the Applicable Tower Site which information shall include but shall not be limited to (i) zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals which have been obtained or for which Tritel has made application; (ii) the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities (hereinafter defined) on the entire portion of the property where the Applicable Tower Site will be located (the "Property" or the "Site"), which Property (or an interest therein) has been leased, licensed or otherwise obtained by Tritel, or will be obtained by SpectraSite, pursuant to a lease, option or other contract with the Owner (the "Prime Lessor") of the Property; (iii) the geotechnical report for the Property which has been commissioned by Tritel; (iv) the title reports, commitments for title insurance, ownership and encumbrance reports, title opinion letters, copies of instruments in the chain of title or any other information

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which may have been produced regarding title to the Property and any and all easements for access, ingress, egress or utilities easements obtained or intended to be utilized for the Applicable Tower Site (the "Easements"); and (v) the environmental assessments including phase I reports and any reports relating to contemporaneous or subsequent intrusive testing, the " Federal Communication Commission Checklist" performed pursuant to National Environmental Protection Act requirements and any other information which may have been produced regarding the environmental condition of the Property, the Easements or neighboring real property. Tritel shall cooperate with SpectraSite in making reasonable modifications to the foregoing information at the request of SpectraSite. Upon execution of an SLA, Tritel shall assign and convey the foregoing to SpectraSite without warranty or representation.

              (d) FEDERAL AVIATION ADMINISTRATION APPROVAL. Tritel shall not file with the Federal Aviation Administration ("FAA") any application, responses, approvals and registration numbers submitted or received with respect to any Applicable Tower Site without the prior approval of SpectraSite which approval shall not be unreasonably withheld, delayed or conditioned by SpectraSite.

              (e) ASSIGNMENT AND ASSUMPTION OF PRIME LEASE, In the event that SpectraSite accepts the Applicable Tower Site for development pursuant to section 1. 1 of this Agreement, and Tritel has entered a Prime Lease with the Prime Lessor, Tritel shall assign to SpectraSite and SpectraSite shall assume and agree to be bound, by the "Prime Lease", together with the Easements to the Property and the relationship of the parties with regard to the Applicable Tower Site shall thereafter be governed by this Agreement. The form of the instrument by which Tritel assigns the Prime Lease and any Easements to SpectraSite shall be substantially the same form as that which is attached hereto as Attachment "I" ("Assignment"). The Assignment shall be executed by Tritel and SpectraSite in three (3) counterpart originals, and one original execution copy shall be delivered to Tritel and two (2) original execution copies shall be delivered to SpectraSite within five (5) days of the Notice of Acceptance. In addition thereto, Spectrasite and Tritel shall execute a Memorandum of Assignment in substantially the form of Attachment "II" to be recorded in the office of the property records in the County where the Property is located. The Memorandum of Assignment shall be executed and delivered to SpectraSite within five (5) days of the Notice of Acceptance. SpectraSite shall record the Memorandum of Assignment within ten (10) days of the Notice of Acceptance, and in any event prior to the commencement of construction of the Tower Facilities as commencement of construction is defined in any mechanics or materialman's lien statute in the state where the Property is located. In addition thereto, SpectraSite shall use its best efforts to obtain from the Prime Lessor, a release of Tritel from all liabilities under the Prime Lease and shall endeavor to include such release language in the Estoppel Certificate which is attached hereto as Attachment "III". SpectraSite shall and hereby agrees to hold Tritel harmless and indemnify Tritel from any and all claims, losses, obligations, damages, costs or expenses ever suffered, threatened or incurred by Tritel which claims, losses, obligations, damages, costs or expenses must be paid by Tritel to a third party (including without limitation, any lawyers, experts, engineers or similar professionals) or which Tritel may expend in defending itself against any claim threatened or made by a third party which arise out of any act or omission of SpectraSite under the Prime Lease, including without limitation, any default under the Prime Lease.

              (f) COMPLETION OF PRE-DEVELOPMENT WORK. In the event that SpectraSite accepts the Applicable Tower Site prior to the time that a building permit has been issued for the Applicable Tower Site, SpectraSite shall obtain and be responsible and liable for the completion of all matters necessary to complete the construction of the Tower Facilities upon the Applicable Tower Site, including without limitation (i) obtaining zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals for the Applicable Tower Site; (ii) obtaining the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on

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the Property (iii) obtaining the geotechnical report for the Property; (iv)
obtaining the title reports, commitments for title insurance, ownership and encumbrance reports, title opinion letters, copies of instruments in the chain of title or any other information which may have been produced regarding title to the Property and the easements; and (v) obtaining the environmental assessments including phase I reports and any reports relating to contemporaneous or subsequent intrusive testing, the "Federal Communication Commission ("FCC") Checklist" performed pursuant to National Environmental Protection Act requirements and any other information which may be necessary to obtain permits and maintain licensing for the operation of a wireless communications facility upon the Applicable Tower Site (collectively the "Pre-Development Information"). SpectraSite shall make available to and deliver to Tritel copies of all of the Pre-Development Information prior to the execution of an SLA.

              (g) ZONING AND GOVERNMENTAL APPROVALS. In the event that it is necessary to obtain or file any application, motion or appeal for zoning or governmental approvals, permits, or any other action necessary (the "Government Application") to obtain any federal, state, municipal or local governmental approval or permit (the "Government Approval") for the Applicable Tower Site and SpectraSite has accepted the Applicable Tower Site prior to the issuance of such Government Approvals, Tritel shall have the right to require SpectraSite to hire or use any witnesses, attorneys, consultants, lobbyists, public relations consultants, or parties which Tritel deems reasonably necessary to obtain the Governmental Approval. Tritel shall pay the cost of such consultants in the event the costs to obtain such Governmental Approval exceed $3,000.00 in the aggregate, excluding any attorney fees which might be incurred upon an appeal of an approval or denial of such Governmental Approval. Whenever reasonably practicable, SpectraSite shall consult with Tritel prior to filing any Government Applications and obtain Tritel's approval of such Government Applications, which approval shall not be unreasonably conditioned, delayed or withheld. SpectraSite shall provide Tritel with copies of all Governmental Applications and other documents filed by SpectraSite in obtaining any Governmental Approvals for each Site. In the event that Tritel desires to terminate, dismiss, withdraw, or otherwise cease the Government Application, Tritel shall have the right to do so and, if in the reasonable opinion of SpectraSite and SpectraSite's Counsel (in writing) such Government Application could have been approved, and SpectraSite does not construct or build a tower or similar facility upon the Property, Tritel shall reimburse SpectraSite for all fees and expenses incurred in connection with the Government Applications and the reasonable Pre-Development Costs for the Site.

              (h) SITE LEASE AGREEMENT. (i) Tritel and SpectraSite shall execute two original execution copies of a Site Lease Agreement ("SLA") in substantially the form of the SLA attached hereto as Attachment IV and deliver such SLA to the other party within five (5) days of the Notice of Acceptance in the event that an application for a building permit has been submitted for the Applicable Tower Site and that all Pre-Development Information has been completed and delivered to Tritel, SpectraSite shall execute and deliver a Memorandum of SLA in substantially the form of the Memorandum of SLA attached hereto as Attachment V" contemporaneously with the execution and delivery of the SLA

              (ii) In the event that the Notice of Acceptance has been received prior to the submission of an application for a building permit and the delivery of all Pre-Development Information to Tritel, Tritel and SpectraSite shall execute two original SLAs in substantially the form of the SLA attached hereto as Attachment IV and deliver such SLA to the other party with five (5) days of the delivery of notice to Tritel (the "Pre-Development Notice") that SpectraSite has delivered to Tritel all of the Pre-Development Information for the Applicable Tower Site

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              (iii) Contemporaneously with the execution and delivery of the
SLA, Tritel shall execute and deliver a collocation application to SpectraSite in substantially the form of the collocation application attached hereto as Attachment "VI".

              (iv) Tritel may refuse to execute and reject the SLA on any Applicable Tower Site because of any deficiency in the Pre-Development Information or any deficiencies which are disclosed in the Pre-Development Information, which Tritel did not obtain or prepare, including without limitation (A) exceptions to the title of the Property or the Easements, (B) deficiencies in the Plans and Specifications (hereinafter defined) (C) deficiencies in the geotechnical analysis or environmental assessments for the Property or any deficiencies regarding the condition of the Property; or (D) deficiencies in any requirements under the National Environmental Protection Act; (E) any deficiency in the SLA; or (F) any deficiency in the Prime Lease or the due authorization thereof. In the event that Tritel refuses to execute or rejects the SLA, Tritel shall have no obligation to execute an SLA or obligation to SpectraSite under this Master Lease in regards to the Applicable. Tower Site. In the event that Tritel refuses to execute an SLA and SpectraSite does not construct a tower upon the Applicable Tower Site, Tritel shall reimburse SpectraSite one-half of the Pre-Development Costs (hereinafter defined), which accrued or were incurred prior to SpectraSite's notice or knowledge of such deficiency in the Pre-Development Information, but in any event no more than $15,000.00 for the Pre-Development Costs for the Applicable Tower Site.

              (v) Tritel shall be responsible for recording and bear the cost of recording the Memorandum of SLA.

                II. DESIGN AND CONSTRUCTION OF TOWER FACILITIES

         2.1 COVENANT TO CONSTRUCT. Construction of the Tower Facilities (hereinafter defined) shall be the responsibility and obligation of SpectraSite. SpectraSite shall be responsible for the costs and construction of the tower, foundations, and related facilities including concrete foundations, footings and slabs and fencing to be located upon the Applicable Tower Site ("Tower Facilities"). SpectraSite shall construct the Tower Facilities in accordance with and substantial compliance with the Plans and Specifications (hereinafter defined) and all rules, regulations, laws, and orders of any governing body, local, state or federal. SpectraSite shall obtain all necessary permits and approval of the Plans and Specifications from all applicable governmental agencies.

         2.2 APPROVAL OF PLANS AND SPECIFICATIONS. (a) In the event that Tritel has obtained plans for the construction of ("Plans") and specifications for the construction of (the "Specifications") the Tower Facilities, Tritel shall deliver to SpectraSite the Plans and Specifications for the Tower Facilities within five (5) days of the complete execution of the Assignment. In the event that SpectraSite does not approve the Plans and Specifications or modifies the Plans and Specifications, SpectraSite shall deliver detailed written objections to the Plans and Specifications within five (5) days of the receipt of the Plans and Specifications or SpectraSite shall prepare and deliver to Tritel approval by Tritel three copies of any modifications to the Plans and Specifications. Any modifications to the Plans and Specifications for each Tower Facility shall be delivered to Tritel within ten (10) days of the delivery of the Plans and Specifications to SpectraSite. If no objection or modified Plans and Specifications are delivered to Tritel within the above-referenced time periods, the Plans and Specifications shall be deemed approved. Within five (5) business days after receipt of the modified Plans and Specifications, Tritel shall approve such modified Plans and Specifications or deliver to SpectraSite detailed written objections thereto. If Tritel fails to either affirmatively approve or disapprove the modifications to the Plans and Specifications proposed by SpectraSite within the five (5) day period, Tritel shall be deemed to have effectively approved the Plans and Specifications.

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              (b) In the event that Tritel has not obtained Plans and
Specifications for the Tower Facility, SpectraSite shall have Plans and Specifications for the Tower Facility prepared, designed and delivered to Tritel within fifteen (15) days of the execution of the Assignment, or in the event there is no Assignment, within fifteen (15) days of the execution of the Prime Lease with the Prime Lessor, for Tritel's approval, which approval shall not be unreasonably withheld, delayed or conditioned. Within five (5) days of receipt of the Plans and Specifications, Tritel shall approve the Plans and Specifications or deliver to SpectraSite detailed objections thereto. If Tritel does not affirmatively approve or disapprove the Plans and Specifications within such five (5) day period, Tritel shall be deemed to have approved the Plans and Specifications.

              (c) Notwithstanding the foregoing, in the event that any federal, state or local governmental body, requires SpectraSite or Tritel to modify the Plans and Specifications to obtain a Governmental Approval, Tritel or SpectraSite may modify the Plans and Specifications provided that the other party approves such modification, such approval not to be unreasonably withheld, delayed or conditioned.

         2.3 PRE-DEVELOPMENT COSTS. As used herein, "Pre-Development Costs" shall include the cost of the site acquisition services, phase I environmental assessments, geotechnical analyses, designs, Plans and Specifications, including without limitation, construction plans, the cost incurred in obtaining any grants of easements for ingress, egress or utilities over real property owned by persons or entities other than the Prime Lessor under the Prime Lease , supplies, relevant travel expenses, fees or assessments imposed by local, state or federal governmental entities, recording fees and filing fees, fees of engineers, surveyors, architects, attorneys, brokerage commissions and others providing professional services ("Pre-Development Costs) SpectraSite shall reimburse Tritel for portions of these costs as specified in Attachment VII. A separate Schedule for Attachment VII shall be executed for each Tritel Market (as hereinafter defined) to define and set the rates, terms, rights, covenants and conditions and obligations regarding the Pre-Development Costs for each Market. Each Schedule (the "Schedule" or "Schedules") shall be signed and executed by Tritel and SpectraSite, and upon due execution and due authorization by each party, shall modify and amend the terms and conditions of this Master Lease and shall be incorporated into this Master Lease and shall be governed by the terms, covenants and conditions of this Master Lease as though set forth herein word for word. In the event that no Schedule is negotiated for a specific Market and SpectraSite commences construction of a Tower Facility in such Market, Tritel and SpectraSite shall divide the Pre-Development Costs equally.

         2.4 COMMENCEMENT OF CONSTRUCTION. SpectraSite shall commence construction of the Tower Facility within twenty (20) days of the delivery of an SLA executed by Tritel to SpectraSite. SpectraSite shall make reasonable and diligent efforts to complete the construction of each individual Tower Facility within thirty-five (35) days after Tritel executes an SLA for the Site upon which the Tower Facility is to be constructed. SpectraSite shall have no obligation to commence construction of the Tower Facilities unless and until a SLA has been executed by Tritel for that Tower Site. The commencement of construction and the completion of construction of each Tower Facility shall be subject to delays from substantial labor disputes, fire, unusual delay in deliveries not caused by or contributed to by SpectraSite or its contractors, abnormal adverse weather conditions not reasonably anticipated, governmental actions or inactions, not caused or contributed to by SpectraSite or other unavoidable casualties or similar causes beyond reasonable control of SpectraSite or SpectraSite's contractor or for time needed to perform additional construction covered by any change order requested by Tritel. Notwithstanding the foregoing, Tritel and SpectraSite may negotiate and agree upon a different schedule for the completion of the Tower Facilities in each Tritel Market pursuant to and part of a Schedule attached hereto as a Schedule attached to Attachment VII.

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         2.5 SELECTION OF CONTRACTOR. Prior to the commencement of construction of a Tower Facility under this Agreement, SpectraSite shall provide Tritel with the names of the contractors it proposes to use for the construction of the Tower Facility. Tritel may, in its reasonable discretion and within five (5) business days of receipt of this information, object to the use of a specific contractor on a Tower Facility. Tritel may identify and choose any contractors or subcontractors for construction of any specific Tower Facility so long as Tritel submits the name of such contractor to SpectraSite on or before the date that Tritel executes the Assignment and the SLA for the applicable Tower Facility, and further provided that such contractor meets the financial, quality and delivery requirements and standards similar to or better than contractors which SpectraSite retains for the construction of other towers and sites.

         2.6 MANNER OF CONSTRUCTION. (a) SpectraSite represents, warrants and agrees that the Tower Facilities shall be constructed in a good and workmanlike manner and in accordance with the Plans and Specifications and all applicable federal, state and local laws, ordinances, rules and regulations. SpectraSite warrants to Tritel that all materials furnished in connection with the construction of the Tower Facilities will be new unless otherwise specified, and of good quality, and that such construction will be of good quality in accordance with industry standards, free from faults and patent defects.

              (b) SpectraSite shall supervise and direct the work on the Tower Facilities (the "Work"), using SpectraSite's best skill and attention. SpectraSite shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work on the Tower Facilities under this Agreement.

              (c) Unless otherwise provided in this Agreement, SpectraSite shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for the proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

              (d) SpectraSite shall pay sales, consumer, use, and other similar taxes regarding the Tower Facilities, the construction and leasing thereof, and shall secure and pay for any permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work.

              (e) SpectraSite shall keep the Tower Facilities and surrounding area free from accumulation of waste materials or rubbish caused by operations under this Agreement. At completion of the work SpectraSite shall remove from and about the Tower Facilities waste materials, rubbish, tools, construction equipment, machinery and surplus materials.

              (f) SpectraSite shall provide Tritel (and its employees, agents and contractors) access to the Work in preparation and progress wherever located, provided that such access shall not interfere with the Work.

              (g) SpectraSite shall pay all royalties and license fees; shall defend suits or claims for infringement of patent rights and shall hold Tritel harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by Tritel unless SpectraSite has reason to believe that there is an infringement of patent.

              (h) SpectraSite shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Agreement. SpectraSite shall take

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reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

              (1) employees on the Work, the Tower Facilities or the Property and other persons who may be affected thereby;

              (2) the Work, the Tower Facilities, the Property and materials and equipment to be incorporated therein; and

              (3) other property at the Property or adjacent thereto.

         2.7 NO LIENS. SpectraSite shall keep the Tower Facilities free of all involuntary liens and claims, including without limitation, liens and claims (a) arising out of or related to the performance of the construction, all liens and claims of any contractor, subcontractor, laborer, mechanic or materialman for labor performed or material furnished in connection with the performance of the construction; (b) liens or claims arising from taxes or assessments, except for liens for taxes or assessments which are not yet due and payable; or (c) liens or claims which may impair Tritel's interest. Notwithstanding the foregoing, SpectraSite may encumber the Tower Facilities with a lien or mortgage as surety for construction or permanent financing.

         2.8 NOTIFICATION OF COMPLETION. SpectraSite shall notify Tritel of the date when the Tower Facilities have been substantially completed by delivery of a notice in substantially the same form attached hereto as Attachment "VIII" ("Notice of Completion"). Within fifteen (15) business days after the Notice of Completion, Tritel shall deliver to SpectraSite a list of items ("Punch List") that Tritel deems necessary that SpectraSite complete or correct in order for the Tower Facilities to be completed in accordance with the Plans and Specifications. The Tower Facilities shall be deemed accepted by Tritel if a Punch List is not received by SpectraSite within fifteen (15) days of the date of Notice of Completion. SpectraSite shall complete, repair, construct or modify all the items on the Punch List within ten (10) days of receipt of the Punch List. The Site shall not be deemed accepted until all items on the Punch List have been completed to Tritel's reasonable satisfaction.

         2.9 IMPROVEMENTS BY TRITEL. Tritel shall be responsible for procuring any and all permits and approvals from any and all federal, state or local governmental agencies which may be required for the installation or operation of Tritel's Equipment (hereinafter defined) on the Tower Facilities for each Site. Subject to the provisions of Section 3.11, Tritel shall submit plans and specifications for the proposed installation of Tritel's Equipment to SpectraSite for SpectraSite's approval or for each Tower Facility which depicts the location and manner of attachment of Tritel's Equipment to the Premises. Subject to the provisions of Section 3.11, Tritel shall be responsible for the delivery of Tritel's Equipment to, and installation of Tritel's Equipment upon the Premises. Subject to the provisions of Section 3.11, Tritel shall be responsible for the installation of Tritel's Equipment on the Premises and for connecting Tritel's Equipment to utilities which have been extended to the Premises by SpectraSite. Subject to the provisions of Section 3.11, Tritel shall provide at Tritel's sole cost and expense, Tritel's Equipment and all materials and equipment for the construction, installation, operation, maintenance and repair of Tritel's Equipment. Tritel shall not construct or install any equipment or improvements onto the Premises other than those which are described in the SLA or alter the radio frequency of operation of the Tritel's Equipment without first obtaining the prior consent of SpectraSite which consent shall not be unreasonably withheld, delayed or conditioned. In the event that the changes to the Tritel Equipment which Tritel desires to make would increase the wind loading or structural load on the Tower Facilities or increase the space occupied by Tritel's Equipment on the Premises, SpectraSite may condition such

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consent upon an increase in the amount of Rent payable for that Site in accordance with industry standards. Notwithstanding the foregoing, so long as Tritel obtains SpectraSite's prior written approval, which approval shall not be unreasonably withheld, delayed, or conditioned, Tritel shall have the right to make alterations to the Premises and the Tritel Equipment (hereinafter defined) so long as Tritel does not increase the area of space upon the Tower Facilities or the ground space upon the Site, increase the wind or structural load upon the Tower Facility or create material radio frequency interference with the equipment of other users then located upon the Tower Facility

         2.10 COMPLIANCE WITH GOVERNMENTAL RULES. All work required to be performed by Tritel or Tritel's employees, contractors or agents shall be made in a good and workmanlike manner. SpectraSite shall be entitled to require substantial compliance with the plans and specifications approved by SpectraSite pursuant to paragraph 2.10 including specifications for the grounding of Tritel's equipment and antennas. All construction, installations and operations in connection with this Master Lease by Tritel shall meet with all applicable rules and regulations by any federal governmental authority including the FCC, and all applicable codes and regulations of the city, county, and state concerned.

         2.11 REMEDIES FOR BREACH OF SECTION II. In the event SpectraSite fails to perform any obligation to commence and complete construction pursuant to
Section 2.5 of this Agreement and any schedule, attachment or agreement related thereto, provided that such delay in commencement and completion of construction is not contributed to or caused by Tritel, which failure is not corrected or cured by SpectraSite within five (5) days of receipt by SpectraSite of written notice (which may be telecopy notice) from Tritel of the existence of such a breach, Tritel shall have the right, as its sole and exclusive remedy for such breach, to complete construction of or cause the completion of the construction of the Tower Facilities upon notice to SpectraSite. Tritel shall have the right to hire or retain any contractor it shall so choose to complete the construction of the Tower Facilities in such event. SpectraSite and its employees, contractors, subcontractors, agents and representatives shall provide Tritel and its employees, agents, representatives, contractors and subcontractors free, unobstructed, complete and open access to the Property and the Easements to complete construction of the Tower Facilities, Carrier's Equipment and anything related thereto. SpectraSite shall reimburse Tritel for the reasonable cost actually incurred for the construction or completion of construction of the Tower Facility any items related thereto. In the event SpectraSite fails to reimburse Tritel for such costs within thirty (30) days following receipt of documentation from Tritel detailing such costs, such failure shall create a default under the applicable SLA.

                           III. LEASE OF THE PREMISES

         3.1 PREMISES. Tritel may install, maintain, operate and remove certain equipment on the Tower Facilities, at the heights and in those locations designated in an SLA upon the Property. The terms and conditions of this Master Lease shall be incorporated into each SLA and the terms and conditions of each SLA shall be governed by the terms, covenants and conditions of this Master Lease as though set forth in the SLA word for word. The SLA for each Site shall be in substantially the same form as that attached hereto as Attachment "IV". The SLA shall be executed by Tritel and SpectraSite and shall incorporate by reference information about the Site including but not limited to the legal description of the real property which is the subject of the Prime Lease, the legal description of any easements for ingress, egress or utilities serving the Premises, a description of the equipment to be located at the Site by Tritel ("Tritel's Equipment" or the "Tritel Equipment") and a mounting height of the antennas in the instance of a Tower Facility or other structure. In no event shall Tritel's Equipment exceed or deviate from that described in Exhibit "D" to the SLA without the prior written consent of SpectraSite which consent shall not be unreasonably withheld, delayed or conditioned. In the event that the deviation from the SLA increases the wind load or structural load on the Tower Facility or causes Tritel to occupy additional space on the Tower Facility or the ground space leased in connection with the Tower Facility, SpectraSite may condition such approval upon a reasonable increase in Rent in accordance with industry standards. The space occupied by Tritel's Equipment on each Tower Facility, the location of Tritel's Equipment upon the ground space adjacent to the Tower Facility, the Easements and all cables, wiring, conduits, etc. to and from the Tower Facilities and to and from the Tritel Equipment shall be collectively referred to as the "Premises".

         3.2 USE. (a) Subject to the provisions of Section 2.9, Tritel may use the Premises for (i) the transmission and reception of wireless communications signals, (ii) the construction, alteration, maintenance, replacement, repair, and upgrade of related antennas, communications and other equipment, microwaves, equipment, transmitters, receivers, cables, wiring, transmission lines, mounting and grounding hardware switches, batteries, base stations, generators, back-up power sources, cabinets, shelters and accessories and improvements related thereto at Tritel's sole cost and expense subject to the covenants prohibiting interference found in paragraph 3.12 of this Master Lease and provided that such replacements and upgrades do not increase the structural or wind loading upon any Tower or increase the space occupied by Tritel's Equipment on the Premises, and (iii) activities related to any of the foregoing.

              (b) The use of any Tower Facility granted Tritel by this Master Lease shall be non-exclusive and limited in strict accordance with the terms of this Master Lease. SpectraSite shall have the right to enter into lease and license agreements with others relating to the Tower Facility and the Tower Facility in the reasonable discretion of SpectraSite subject to the covenants, terms and conditions of this Master Lease including, without limitation, covenants prohibiting interference with Tritel's Equipment found in paragraph
3.13 of this Master Lease.

              (c) SpectraSite and Tritel acknowledge and agree that so long as:

         (1) SpectraSite approves any substituted, additional or altered equipment, which approval shall not be unreasonably withheld, delayed or conditioned; and

         (2)  Any additional or substituted equipment

              (A) does not increase the wind load or structural burden upon the Tower Facilities, and

              (B) does not increase the space upon the Tower Facilities or the ground space upon the Site, and

              (C) does not create any material technical or radio frequency interference with:

                   (I) any existing equipment located upon the Tower Facilities at the time of the request for such modification or substitution; or

                   (II) any equipment which SpectraSite is contractually obligated to allow to be installed upon the Tower and such equipment is specifically identified and scheduled to be placed upon the Tower within forty-five (45) days of Tritel's request for a modification or substitution,

(III) Tritel may substitute, add, alter, modify and replace Tritel's Equipment described in the SLA upon the Tower Facilities.

         3.3 INITIAL TERM OF MASTER LEASE. The Term of this Master Lease shall be for a period of five (5) years from the date of this Master Lease. The Master Lease shall automatically renew for four (4) additional terms of five (5) years each unless SpectraSite or Tritel notifies the other party of its intention not to renew this Master Lease at least six (6) months prior to the end of the then existing term or Renewal Term of this Master Lease. The terms and conditions of the Master Lease which are applicable to each SLA shall survive the termination of this Master Lease and shall remain in force and continue to apply even if the Master Lease is terminated.

         3.4 INITIAL TERM OF SLAS. The Initial Term of the SLA for each Tower Facility shall be for a period of five (5) years commencing on the Commencement Date as defined in Attachment VII ("Commencement Date") in the Market in which the Premises is located, and expiring on the fifth (5th) anniversary of the Commencement Date ("Initial Term"). Tritel and SpectraSite shall execute a letter agreement in substantially the form of Attachment VIII, which shall be attached to each SLA confirming the calendar date which the parties acknowledge and agree is the Commencement Date for each SLA. Rent shall not cease during the Initial Term except in the event that Spectrasite defaults under any SLA as defined in this Agreement and such default is not cured within any period provided for cure and such default gives rise to damages or any other remedy at law or equity.

         3.5 RENEWAL TERMS FOR SLA. Tritel shall have the right to extend each SLA for four (4) additional period(s) of five (5) years each ("Renewal Terms"). Tritel shall provide SpectraSite written notice of Tritel's intent to renew any SLA not less than one hundred twenty (120) days prior to the end of the then existing term. Each Renewal Term shall be on the same terms and conditions as set forth in this Master Lease except that Rent shall accrue in the manner described on Attachment VII and the Schedules attached thereto.

         3.6 QUIET ENJOYMENT. SpectraSite represents and warrants that Tritel shall have the quiet enjoyment of the Premises throughout the term of the SLA, without threat of hindrance, ejection or molestation.

         3.7 PRIME LEASE.

              (a) SpectraSite covenants that it shall not commit any act which would result in a default or nonconformance of the Prime Lease. The SLA shall be subject to the continued existence and enforceability of the Prime Lease, provided, however, any termination or expiration of the Prime Lease which occurs as a result of any default or non-conformance by SpectraSite under the terms of the Prime Lease, without the prior written consent of Tritel, shall be construed as an event of default under the terms of the applicable SLA. SpectraSite shall not elect not to renew any Prime Lease and the failure to renew any Prime Lease shall be construed as an event of default under the terms of the applicable SLA unless SpectraSite either: (1) provides to Tritel an attornment and non-disturbance agreement in a form reasonably acceptable to Tritel and SpectraSite, and provides to Tritel written notice of its decision not to renew the Prime Lease at lease sixty (60) days prior to the date that SpectraSite must provide the Prime Lessor notice of its intent not to renew the Prime Lease; or
(2) provides Tritel with the option, which may be exercised in Tritel's sole discretion to receive an assignment of the Prime Lease and further provided that SpectraSite provides sufficient evidence to Tritel that the assignment of the Prime Lease to Tritel is permitted; provided, however, that in the event that Tritel elects not to receive such an assignment pursuant to Section 3.7(a)(2) because there is a material defect in such Site which Tritel believes in its reasonable opinion would impose a liability on Tritel other than those obligations for payment of rent, insurance and taxes imposed by the Prime Lease and such liability would, in the reasonable opinion of Tritel exceed the amount of Twenty Thousand and No/100 Dollars ($20,000.00), then SpectraSite's failure to renew the Prime Lease shall constitute a default under the applicable SLA. In either event any such non-renewal of the Prime Lease shall not constitute an Event of Default under the term of the Applicable SLA, provided however, that Tritel's election not to receive an assignment of the Prime Lease shall not waive any default created by SpectraSite's failure to renew the Prime Lease.

              (b) In the event that the Prime Lease requires the Prime Lessor to consent to the making of the applicable SLA, it shall be a condition precedent to the effectiveness of the SLA that SpectraSite obtains such consent. The form and content of such consent shall be subject to Tritel's approval, not to be unreasonably withheld, delayed or conditioned.

              (c) In the event that SpectraSite loses its possessory right to a Site because of a termination or expiration of a Prime Lease, SpectraSite hereby grants to Tritel the option to purchase the Tower Facilities on the applicable Site (and any accessories, accessions, attachments, fixtures or other equipment in connection therewith, etc., including without limitation storage buildings and fences) for the fair market value of the Tower Facilities (and such accessories, accessions, attachments, fixtures, equipment, etc.).

              (d) SpectraSite agrees to exercise its best efforts to deliver a non-disturbance and attornment agreement with the landlord under the Prime Lease for Tritel's continued possession of the Premises under the applicable SLA and/or the assumption of the Prime Lease by Tritel and/or assignment of the Prime Lease to Tritel in the event that SpectraSite elects to terminate the Prime Lease. Tritel acknowledges and agrees that the language provided in paragraph 5 of the Estoppel Certificate attached hereto as Attachment "III" will be sufficient to comply with the requirements of this provision. This provision shall not imply that Tritel consents to the expiration or termination of the Prime Lease by SpectraSite.

              (e) RIGHT OF FIRST REFUSAL. (i) In the event that SpectraSite receives a bona fide arms length offer pursuant to which an independent non-affiliated third party (the "Third Party") would enter into a sublease, license or other occupancy agreement with respect to a portion of the Tower Facilities below the height specified by Tritel at the time Tritel and SpectraSite executed an SLA, SpectraSite shall send written notice (the "Right of First Refusal Notice") to Tritel offering to sublease the Right of First Refusal Space to Tritel for the same rent and under the same terms and conditions as the aforementioned bona fide offer (the "Right of First Refusal"). The Right of First Refusal Notice shall specify the height at which the offeree intends to install its equipment and the rent that it shall pay. Tritel shall have five (5) business days after its Receipt of the Right of First Refusal Notice to give SpectraSite written notice of its intent to exercise the Right of First Refusal. If Tritel does not give SpectraSite written notice of its intent to exercise the Right of First Refusal within five (5) days, Tritel's right to exercise the Right of First Refusal terminates as to that specific tenant and offer. SpectraSite may then sublease or license such space to the Third Party.

              (ii) In the event SpectraSite constructs a Tower Facility higher than the height specified by Tritel at the time when Tritel and SpectraSite execute an SLA, SpectraSite shall send Tritel a written notice specifying the height of the Tower Facilities and offering Tritel the right to locate the Tritel Equipment at a different height upon the Tower Facilities and Tritel shall have the right to locate the Tritel Equipment at any level upon the Tower Facilities upon the same terms and conditions of the original SLA (the "Additional Height Right of First Refusal"). Tritel shall have five (5) days after its receipt of the notice, to notify SpectraSite of its desire to locate its equipment at a height different from which it originally specified and that it shall exercise the Additional Height Right of First Refusal.

              (iii) SpectraSite and Tritel shall enter into and execute a modification of the original SLA and memorandum of SLA to evidence the modification of the height of the Tritel Equipment upon the Tower Facilities within thirty (30) days of the date that Tritel gives SpectraSite notice that it exercised the Right of First Refusal or the Additional Height Right of First Refusal.

         3.8 BASE RENT.

              (a) RENT. As consideration for the use and occupancy of the Premises under any SLA, Tritel shall pay SpectraSite as shown on the Schedules on Attachment VII. Tritel and SpectraSite acknowledge and agree that the Rent for each SLA for each of the Tritel Markets may differ and shall be negotiated separately by each market. The Tritel Markets shall be divided into the following markets:

               o The Knoxville Market
               o The Chattanooga Market
               o The Nashville Market
               o The Birmingham Market
               o The Huntsville Market
               o The Mississippi Market
               o The Kentucky Market
               o The Montgomery Market
               o Any additional markets not specifically listed above

(each a "Market"). The rent and compensation for each Market shall be negotiated between Tritel and SpectraSite and the separate Schedule shall be added to the Master Lease to Attachment VII to define and set the rent and compensation for each Market.

              (b) LATE PENALTIES. Tritel hereby acknowledges that late payment by Tritel to SpectraSite of Rent and other sums due hereunder shall cause SpectraSite to incur costs not contemplated by this Master Lease, the exact amount of which shall be extremely difficult to ascertain. Such costs include, without limitation, processing and accounting charges and late charges which may be imposed on SpectraSite by the terms of any security agreement, mortgage or trust deed covering all or a portion of the Tower Facilities. Accordingly, if any payment of rent or any other sum due from Tritel shall not be received by SpectraSite or SpectraSite's designee within fifteen (15) days after written notice that such payment has not been paid, then Tritel shall then immediately pay to SpectraSite a late charge equal to [CONFIDENTIAL TREATMENT REQUESTED] of such overdue amount. The parties hereto hereby agree that such late charge represents a fair and reasonable estimate, based on the circumstances existing as of the date hereof, of the costs SpectraSite shall incur by reason of late payment by Tritel. Acceptance of such late charge by SpectraSite shall in no event constitute a waiver of Tritel's default with respect to such overdue amount or prevent SpectraSite from exercising any other right or remedy.

         3.9 TRITEL'S EQUIPMENT. Tritel's Equipment shall remain Tritel's exclusive personal property throughout the term and upon termination of the SLA. Tritel shall have the right to remove all the Tritel's Equipment at Tritel's sole cost and expense on or before the expiration or earlier termination of the SLA, provided that Tritel repairs any damage to the Premises, the Property or the Tower Facilities caused by such removal, provided that Tritel shall not be obligated to remove any pads, utilities or similar permanent fixtures. SpectraSite and SpectraSite's agents shall have the right to enter the Property and the tower located upon the Property at reasonable times for the purpose of inspecting the same.

         3.10 MECHANICS' LIENS. Tritel shall not permit any mechanics', materialmen's, contractors' or subcontractors' liens arising from any construction work, repair, restoration or removal or any other claims or demands to be enforced against the Tower Facilities or the Property or any part thereof. SpectraSite shall have the right at any time to post and maintain upon the Property such notices as may be necessary to protect SpectraSite against liability for all such liens and encumbrances. SpectraSite shall assume no liability for the payment of materials or labor which arise from the installation of Tritel's improvements upon the Premises and no mechanics' or materialmen's liens for Tritel's improvements shall attach to the interest of SpectraSite in the Tower Facilities.

         3.11 MAINTENANCE AND REPAIRS

              (a) Tritel shall perform all repairs necessary or appropriate to Tritel's Equipment to maintain Tritel's Equipment in a good and tenantable condition, reasonable wear and tear, damage by fire, the elements or other casualty excepted damage to Tritel's Equipment resulting from the acts or omissions of SpectraSite shall be repaired by Tritel at SpectraSite's cost and expense; SpectraSite shall reimburse Tritel for the actual reasonable costs incurred as evidenced by adequate documentation by Tritel in repairing such damage or replacing Tritel's Equipment.

              (b) SpectraSite shall maintain the Tower Facilities, the Site, the Easements, and portions of the Property other than Tritel's Equipment (i) in good order and repair, wear and tear, damage by fire, the elements or other casualty excepted; (ii) in such condition that the Tower Facilities an d the Property are required to be maintained by SpectraSite pursuant to the Prime Lease; and (iii) in compliance with all rules, laws, codes, or regulations of any governmental entity. Damage to the Tower Facilities or the equipment or improvements of SpectraSite or others located on the Property or the Tower Facilities, which results from the acts or omissions of Tritel shall be repaired by Tritel at Tritel's cost and expense, or at the option of SpectraSite, Tritel shall reimburse SpectraSite for the actual reasonable costs incurred by SpectraSite in repairing such damage or replacing such equipment or improvements as evidenced by adequate documentation. Notwithstanding the foregoing or other provisions in this Master Lease to the contrary, SpectraSite may delegate its obligations to maintain or repair the Tower Facilities to another company provided that such delegation does not increase the costs of said services over and above that which would have been charged by SpectraSite and provided that such delegation does not in effect, delegate all or a substantial portion of SpectraSite's obligations under this Agreement.

              (c) SpectraSite assumes no responsibility for the licensing, operation and maintenance of the Tritel's Equipment.

         3.12 UTILITIES. Tritel shall be solely responsible for the payment of utility charges including connection charges and security deposits incurred in association with the Tritel's Equipment. Tritel will be responsible for setting up their account for ongoing power usage. SpectraSite will be responsible for bringing in power to the Tower Site in terms of the meter, base, conduits and the primary power run from the nearest utility pole. Tritel will coordinate with the utility companies for the meter for the Tritel Equipment. SpectraSite shall provide and install telephone conduits inside the compound of the Tower Facility. Tritel will order T-1 circuits for the Tower Site. SpectraSite will coordinate the telephone copper punch block, i.e. the telephone pedestal. Any fiber facilities will be the responsibility of Tritel. Tritel may install or improve existing utilities servicing the Tower Facility and may install an electrical grounding system or improve or connect to any existing electrical grounding system to provide the greatest possible protection from lightning damage to the Tower Facility. In addition thereto, Tritel may connect its utilities to any emergency generator or similar emergency power source which SpectraSite may have at the Tower Site or the Property. SpectraSite shall assist Tritel in obtaining any utility services necessary to service the Tritel Equipment including, without limitation, any meters, telephone lines or services to the Premises.

         3.13 INTERFERENCE AND MAXIMUM PERMISSIBLE EXPOSURE.

              (a) BY OTHER OCCUPANTS. SpectraSite may enter into sublease or license agreements with other companies for the Tower Facilities which are the subject of this Master Lease, provided that SpectraSite shall require such Sublessee or licensee to install equipment of types and frequencies that will not cause interference to Tritel's communications operations then being conducted from the Premises and subject to the provisions of this Master Lease. SpectraSite agrees that in the event such Sublessee or licensee causes interference with Tritel's Equipment, SpectraSite will require such Sublessee or licensee to take all steps necessary to correct and eliminate the interference. If such interference cannot be eliminated within forty-eight (48) hours after receipt by SpectraSite of notice from Tritel of the existence of interference, SpectraSite shall take such actions as are permitted by law and can be conducted without breach of the peace such as causing such Sublessee or licensee to disconnect the electric power and shut down such sublease's or licensee's equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference) until such interference is corrected. If such interference is not rectified to the reasonable satisfaction of Tritel within thirty (30) days after receipt by SpectraSite of such prior notice from Tritel of the existence of interference, SpectraSite shall cause such Sublessee or licensee to remove such sublease's or licensee's antennas and equipment from the Tower Facilities.

              (b) BY TRITEL. In no event shall Tritel alter the operations of Tritel's Equipment or replace, upgrade or otherwise modify the operations of Tritel's Equipment in a manner which will cause interference with the operations of any other equipment which is then in existence on the Tower and for which SpectraSite has a written contractual agreement. Tritel agrees that in the event Tritel's Equipment causes interference with any existing equipment upon the Tower Facilities which was placed upon the Tower Facilities prior to the installation of any modifications to the Tritel Equipment upon the Tower Facilities, Tritel will take all steps necessary to correct and eliminate the interference. If such interference cannot be eliminated within forty-eight (48) hours after receipt by Tritel from SpectraSite of notice of the existence of interference, Tritel shall cease operation of Tritel's Equipment (except for intermittent operation for the purpose of testing, after performing maintenance, repair, modification, replacement, or other action taken for the purpose of correcting such interference) until such interference is corrected. Tritel covenants that Tritel's Equipment shall be operated in compliance with all applicable federal state and local laws, ordinances and regulations. Tritel agrees to exercise its best efforts to reasonably cooperate with SpectraSite and any future occupants of the Tower Facilities with contractual agreements with SpectraSite to try to resolve any interference issues or problems which may arise regarding interference by the Tritel Equipment with such other occupants radio frequency emissions from the Tower Facilities (at the expense of such occupants or SpectraSite).

              (c) MAXIMUM PERMISSIBLE EMISSIONS, COOPERATIVE EFFORTS. If antenna power output ("FR Emissions") becomes subject to any restrictions imposed by the FCC or any other government agency for FR Emissions standards on Maximum Permissible Exposure ("ME") limits, or if the Tower Facilities otherwise become subject to federal, state or local rules, regulations, restrictions or ordinances, Tritel shall comply with SpectraSite's reasonable requests for modifications to Tritel's Equipment which are reasonably necessary for SpectraSite to comply with such limits, rules, regulations, restrictions or ordinances. The FR Emissions requirements of Tritel shall be subordinate to any prior users of the Tower Facilities. Similarly, the FR

Emissions of users subsequent to Tritel shall become subordinate to any requirements of Tritel. If SpectraSite or Tritel require an engineering evaluation or other power density study be performed to evaluate FR Emissions compliance with ME limits, then all reasonable costs of such an evaluation or study shall be shared equally between SpectraSite, Tritel, and any other users of the Tower Facilities. If said study indicates that FR Emissions at the Tower Facility do not comply with ME limits, then SpectraSite, Tritel, and subsequent tenants shall immediately take any steps necessary to ensure that they are individually in compliance with such limits or shall at the demand of SpectraSite cease operations until a maintenance program or other mitigating measures can be implemented to comply with ME. Tritel shall have the right, without waiving any other rights or remedies, to terminate the SLA applicable to any such site in the event that such mitigation measures cannot be implemented without materially adversely affecting the operation of the Equipment.

              (d) SIGNAGE REGARDING ME. Tritel acknowledges and understands that SpectraSite may install certain signage and/or physical barriers pertaining to radio frequency exposure from transmitters and other equipment located upon the Tower Facilities. SpectraSite and Tritel shall instruct all of their personnel and their contractors performing work at the Tower Facilities, the Property or the Premises, to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. Tritel shall be responsible for placement of signage or physical barriers at or near the Tritel Equipment and/or its cabinet or building at the Premises in order to comply with applicable FCC radio frequency exposure guidelines. SpectraSite agrees that it shall cooperate with Tritel in these efforts and that SpectraSite shall instruct its personnel and contractors performing work at the Property, the Tower Facilities and the Premises to read carefully all such signage, to follow the instructions provided in such signage, and to honor all physical barriers. In no event shall SpectraSite's personnel or contractors tamper with any such signage or barriers. SpectraSite and Tritel shall cooperate in good faith to minimize any confusion or unnecessary duplication that could result from similar signage being posted respecting other carriers' transmission equipment (if any) at or near the Premises, the Tower Facilities and the Property.

         3.14 TOWER MARKING AND LIGHTING REQUIREMENTS. SpectraSite shall be responsible for designing and maintaining the Tower Facilities to comply with any applicable marking and lighting requirements imposed by the FAA and the FCC. SpectraSite shall be responsible for the replacement of bulbs and for the repair of the tower lighting system within a reasonable time after receipt of notice from Tritel of the need for the replacement of bulbs or the repair of the tower lighting systems.

         3.15 INDEMNIFICATION AND RISK OF LOSS.

              (a) Tritel shall exonerate, hold harmless, indemnify, and defend SpectraSite from any and all claims, obligations, liabilities, costs, demands, damages, expenses, suits or causes of action, including costs and reasonable attorneys' fees, which may arise out of (i) any injury to or the death of any person; or (ii) any damage to property, if such injury, death or damage arises out of or is attributable to or results from Tritel's use and occupancy of the Premises or the negligent or intentional acts or omissions of Tritel or Tritel's principals, employees, agents or independent contractors to the extent that such injury, death or damage is not contributed to or caused by the acts or omissions of SpectraSite or SpectraSite's use, operation or ownership of the Property or the Tower Facilities; and

              (b) SpectraSite shall exonerate, hold harmless, indemnify and defend Tritel from any and all claims, obligations, liabilities, costs, demands, damages, expenses, suits or causes of action, including costs and reasonable attorneys' fees, which may arise out of (i) any injury to or the death of any person; or (ii) any damage to property, if such injury, death or damage arises out of or is attributable to or results from

SpectraSite's use, operation or ownership of the Property or the Tower Facilities, or the negligent or intentional acts or omissions of SpectraSite or SpectraSite's principals, employees, agents or independent contractors, to the extent that such injury, death or damage is not caused by or contributed to by the acts or omissions of Tritel or Tritel's use or operation of the Tower Facilities or Property or its ownership interest in the Premises.

         3.16 ENVIRONMENTAL INDEMNIFICATION.

              (a) Tritel, its heirs, grantees, successors, and assigns shall indemnify, defend, reimburse and hold harmless SpectraSite from and against any and all environmental damages, caused by activities conducted on the Premises by Tritel which result in or arise from (i) the presence of any substance, chemical or waste identified as hazardous, toxic or dangerous in any applicable federal, state or local law or regulation including petroleum or hydrocarbon based fuels such as diesel, propane or natural gas (collectively, "Hazardous Materials") upon, about or beneath the Premises or migrating to or from the Premises which were introduced to the Premises by Tritel, or (ii) the violation of any environmental requirements by Tritel pertaining to the Premises and any activities thereon. Tritel covenants that it shall not nor shall Tritel allow its employees, agents or independent contractors to treat, store or dispose of any Hazardous Materials on the Premises or the Property in violation of any applicable law.

              (b) SpectraSite, its heirs, grantees, successors, and assigns shall indemnify, defend, reimburse and hold harmless Tritel from and against any and all environmental damages, caused by activities conducted on the Premises by SpectraSite which result in or arise from (i) the presence of Hazardous Materials upon, about or beneath the Premises or migrating to or from the Premises which were introduced to the Premises by SpectraSite, or (ii) the violation of any environmental requirements by SpectraSite pertaining to the Premises and any activities thereon. SpectraSite covenants that it shall not, nor shall SpectraSite allow its employees, agents or independent contractors to treat, store or dispose of any Hazardous Materials on the Premises or the Property in violation of any applicable law.

         3.17 INSURANCE. (a) Tritel shall procure and maintain during the term of this Master Lease the following insurance: (i) "All Risk" property insurance which insures Tritel's Equipment for their full replacement cost; and (ii) comprehensive general liability insurance with a commercial general liability endorsement having a minimum limit of liability of $1,000,000, with a combined limit for bodily injury and/or property damage for any one occurrence, and (iii) excess/umbrella coverage of $2,000,000 provided that the imposition of these limits of insurance shall not limit the liability of Tritel hereunder.

              (b) SpectraSite shall maintain statutory Workers Compensation Insurance and Employees' Liability for the statutory limit, but in no event no less than One Million and No/100 Dollars ($1,000,000.00). SpectraSite agrees to maintain general liability insurance and property insurance, in amounts deemed reasonable and satisfactory to SpectraSite and Tritel, and which are in amounts consistent with industry practices for the business in which SpectraSite is engaged. Upon the prior written approval of Tritel which approval shall not be unreasonably withheld, delayed or conditioned, SpectraSite shall have the right to self insure, provided that SpectraSite shall maintain reserves consistent with industry practices and approved by Tritel and that SpectraSite shall maintain an excess coverage umbrella policy consistent with industry practices and approved by Tritel.

              (c) SpectraSite and any party holding a security interest in the Tower Facilities which is identified to Tritel and any party holding a security interest in Tritel's Equipment shall be named as an additional insured on any insurance policy procured by Tritel pursuant to this Master Lease and Tritel and any party holding a security interest in the Tritel Equipment who is identified to SpectraSite shall be named as an additional insured on any insurance policy procured by SpectraSite pursuant to this Master Lease.

         3.18 SUBROGATION.

              (a) IN GENERAL. All insurance policies required to be maintained by Tritel and SpectraSite under this Master Lease shall contain a waiver of subrogation provision under the terms of which the insurance carrier waives all of such carrier's rights to proceed against SpectraSite.

              (b) MUTUAL RELEASE. SpectraSite and Tritel each release the other and their respective representatives from any claims by them or any one claiming through or under them by way of subrogation or otherwise for damage to any person or to the Premises and to the fixtures, personal property, improvements and alterations in or on the Premises that are caused by or result from risks insured against under any insurance policy carried by them, provided that such releases shall be effective only if and to the extent that the same do not diminish or adversely affect the coverage under such insurance policies.

         3.19 DESTRUCTION OR CONDEMNATION. If the whole or any substantial part of the Premises, the Tower Facilities or the Property shall be taken by any public authority under the power of eminent domain, or if the whole or any substantial part of the Premises, the Tower Facilities or the Property shall be destroyed by fire or other casualty, so as to interfere with Tritel's use and occupancy thereof, then the applicable SLA shall cease on the part so taken on the date of possession by such authority of that part, (or in the event that Tritel must remove Tritel's Equipment prior to that date, the date Tritel must move Tritel's Equipment) and any unearned rent paid in advance of such date shall be refunded by SpectraSite to Tritel within thirty (30) days of such possession, and Tritel shall have the right to terminate the SLA upon written notice to SpectraSite, which notice shall be delivered by Tritel within thirty
(30) days following the date notice is received by Tritel of such taking or possession. If Tritel chooses not to terminate the SLA, the rent shall be reduced or abated in proportion to the actual reduction or abatement of Tritel's use of the Premises. In the event of any taking, destruction or other casualty hereunder which prevents Tritel's use and occupancy of the Premises and/or the Tower Facilities, subject to the terms of the Prime Lease (including obtaining any necessary approvals thereunder) the Licensee shall have the option of placing a temporary communications facility upon the Property for a period of up to one year at a rate mutually agreeable to the parties.

         3.20 DEFAULT. The occurrence of any of the following instances shall be considered to be a default or a breach of the Applicable SLA by Tritel:

              (a) any failure of Tritel to pay Rent or any other charge for which Tritel has the responsibility of payment under this Master Lease, within fifteen (15) days of written notice thereof; or

              (b) any failure of Tritel to perform or observe any term, covenant, provision or conditions of this Master Lease which failure is not corrected or cured by Tritel within thirty (30) days of receipt by Tritel of written notice from SpectraSite of the existence of such a default; except such thirty (30) day cure period shall be extended as reasonably necessary to permit Tritel to complete a cure so long as Tritel commences the cure within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure; provided, however, that in the event such default exposes SpectraSite to potential liability for damages, fines or penalties or causes a breach of any other agreement to which SpectraSite is a party, Tritel shall immediately remedy such conditions or SpectraSite shall be entitled to remedy such condition at Tritel's reasonable cost and expense; or

              (c) Tritel shall become bankrupt, insolvent or file a voluntary petition in bankruptcy, have an involuntary petition in bankruptcy filed against Tritel which is not dismissed within sixty (60) days of the date of the filing of the involuntary petition, file for reorganization or arrange for the appointment of a receiver or trustee in bankruptcy or reorganization of all or a substantial portion of Tritel's assets, or Tritel makes an assignment for such purposes for the benefit of creditors;

              (d) this Master Lease or Tritel's interest herein or Tritel's interest in the Premises are executed upon or attached and such execution or attachment is not dismissed, released or removed within thirty (30) days of the execution or attachment; or

              (e) the imposition of any lien on the Tritel's Equipment except as may be expressly authorized by this Master Lease, or an attempt by Tritel or anyone claiming through Tritel to encumber SpectraSite's interest in the Tower Facilities or the Property and such lien or encumbrance is not dismissed, released or removed within thirty (30) days of such imposition or attempt; or

              (f) the abandonment of the Premises in the event that such abandonment would cause the revocation or rescission of any Government Approvals for the Tower Facilities and another carrier is located upon the Tower Facilities and such abandonment is not within thirty (30) days of written notice thereof.

         SpectraSite understands and agrees that a default by Tritel under the terms of any SLA shall constitute an event of default under that Applicable SLA but shall not constitute a default under any other SLAs and that SpectraSite shall have the right but not the obligation to those remedies afforded to SpectraSite at law or in equity and by paragraph 3.20 for each Site which is subject to this Master Lease, provided, however, that in the event that any default hereunder occurs under more than thirty-five percent (35%) of the SLAs in effect under this Agreement at any single instance and such defaults are not cured within t he notice periods provided herein, the aggregate of such defaults shall constitute a default under the terms of this Agreement and SpectraSite shall have the right but not the obligation to those remedies afforded to SpectraSite at law or in equity by paragraph 3.20 for all of the Sites and the SLAs which are subject to the Master Lease. The forbearance of SpectraSite to exercise any remedies available to SpectraSite shall not constitute a wavier of the ability of SpectraSite to exercise those remedies for the same or subsequent defaults.

         3.21 REMEDIES OF SPECTRASITE. In the event of a default by Tritel under the terms of paragraph 3.19 of this Master Lease and after Tritel's failure to cure such default within the time allowed to cure such default, then SpectraSite may, in addition to all other rights or remedies that SpectraSite may have hereunder at law or in equity;

              (a) Terminate Tritel's right to possession of the Premises by any lawful means, in which case the Applicable SLA shall terminate and Tritel shall immediately surrender possession of the Premises to SpectraSite and SpectraSite may re-enter the Premises and take possession thereof and remove all persons therefrom, and Tritel shall have no further claim to the Premises or the Applicable Tower Site under this Master Lease. Such termination shall not relieve Tritel of any obligation hereunder and SpectraSite may also accelerate the rent due for the balance of the then existing Term and declare all such rentals to be immediately due and payable. In the event of any such termination, SpectraSite shall also be entitled to recover from Tritel all damages incurred by SpectraSite by reason of Tritel's default or breach including, without limitation, (i) the cost of recovering possession of the Premises, (ii) expenses of reletting including costs of necessary renovation and alteration of the Premises, reasonable attorneys' fees and any real estate commission actually paid, (iii) the amount of unpaid rent for the balance of the term, and (iv) that portion of any brokerage fee paid by SpectraSite in respect of the SLA applicable to the unexpired term hereof. SpectraSite may maintain Tritel's right to possession of the Premises, in which case the Applicable SLA shall continue in effect whether or not Tritel shall have abandoned the Premises, and enforce SpectraSite's rights and remedies under this Master Lease and the applicable SLA including, without limitation, the right to recover rent as it becomes due hereunder.

              (b) Alternatively, SpectraSite may expel Tritel from the Premises without terminating the Applicable SLA, make such alterations and repairs as which may be necessary in order to relet the Premises and may relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Master Lease) and at such rental or rentals and upon such other terms and conditions as SpectraSite in its discretion may deem advisable. Upon each such reletting all rentals and other sums received by SpectraSite from such reletting shall be applied, first, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and attorneys' fees and of costs of such alterations and repairs; second, to the payment of rental and other charges due and unpaid under the applicable SLA; third to the payment of any indebtedness other than rental due hereunder from Tritel to Spectrasite; and the residue, if any, shall be held by SpectraSite and applied in payment of future rental and other charges payable by Tritel hereunder as the same may become due and payable under the Applicable SLA. If such rentals and other sums received from such reletting during any month are less than that to be paid during that month by Tritel hereunder, Tritel shall pay such deficiency to SpectraSite ; if such rentals and sums shall be more, Tritel shall have no right to the excess. Such deficiency shall be calculated and paid monthly. No re-entry or taking possession of the Premises by SpectraSite shall be construed as an election on its part to terminate this Master Lease unless a written notice of such intention is given to Tritel or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, SpectraSite may at any time hereafter elect to terminate the Applicable SLA for such previous breach and pursue any other remedy now or hereafter available to SpectraSite at law or in equity.

         3.22 MITIGATION BY SPECTRASITE. No efforts by SpectraSite to mitigate the damage by Tritel's default under this Master Lease shall be deemed a waiver of SpectraSite's rights to recover damages under this Master Lease.

         3.23 DEFAULT BY SPECTRASITE. The occurrence of any of the following instances shall be considered to be a default or a breach of the Applicable SLA by SpectraSite:

              (a) any failure of SpectraSite to pay any charge for which SpectraSite has the responsibility of payment under this Master Lease or any SLA within fifteen (15) days of written notice from Tritel, or its agents or representatives thereof; or

              (b) any failure of SpectraSite to perform or observe any term, covenant, provision or conditions of this Master Lease or any SLA which failure is not corrected or cured by SpectraSite within thirty (30) days of receipt by SpectraSite of written notice from Tritel of the existence of such a default; except such thirty (30) day cure period shall be extended as reasonably necessary to permit SpectraSite to complete a cure so long as SpectraSite commences the cure within such thirty (30) day cure period and thereafter continuously and diligently pursues and completes such cure; provided, however, that in the event such default exposes Tritel to potential liability for damages, fines or penalties or causes a breach of any other agreement to which Tritel is a party, SpectraSite shall immediately remedy such conditions or Tritel shall be entitled to remedy such condition at SpectraSite's sole cost and expense; or

              (c) SpectraSite shall become bankrupt, insolvent or file a voluntary petition in bankruptcy, have an involuntary petition in bankruptcy filed against SpectraSite which is not dismissed within sixty (60) days of the date of the filing of the involuntary petition, file for reorganization or arrange for the appointment of a receiver or trustee in bankruptcy or reorganization of all or a substantial portion of SpectraSite's assets, or SpectraSite makes an assignment for such purposes for the benefit of creditors;

              (d) this Master Lease or SpectraSite's interest herein or SpectraSite's interest in the Premises, the Tower Facilities or the Property are executed upon or attached and such execution or attachment is not dismissed, released or removed within thirty (30) days of the execution or attachment; or

              (e) the imposition of any lien on the Tower Facilities except as may be expressly authorized by this Master Lease, or an attempt by SpectraSite or anyone claiming through SpectraSite to encumber Tritel's interest in the Tower Facilities or the Property and such lien or encumbrance is not dismissed, released or removed within thirty (30) days of such imposition or attempt.

SpectraSite understands and agrees that a default by SpectraSite under the terms of any SLA shall constitute an event of default under that SLA but shall not constitute a breach or a default under any other SLA and that Tritel shall have the right but not the obligation to those remedies afforded to Tritel at law or in equity and by paragraph 3.23 for each Tower Facility which is subject to this Master Lease, provided however, that in the event that any default hereunder occurs under more than thirty-five percent (35%) of the SLAs in effect under this Agreement at any single instance and such defaults are not cured within the notice periods provided herein, the aggregate of such defaults shall constitute a default under the terms of this Agreement and Tritel shall have the right but not the obligation to those remedies afforded to Tritel at law or in equity by Paragraph 3.23 for all of the sites and the SLAs which are subject to the Master Lease. The forbearance of Tritel to exercise any remedies available to Tritel shall not constitute a wavier of the ability of Tritel to exercise those remedies for the same or subsequent defaults.

         3.24 REMEDIES OF TRITEL. In the event of a default by SpectraSite under the terms of Paragraph 3.22 of this Master Lease or any SLA, and after SpectraSite's failure to cure such default within the time allowed to cure such default, then Tritel may, (a) sue for damages; and/or (b) terminate the applicable SLA, without waiving its right to sue for damages, such remedies to be cumulative and concurrent or sequential at the election of Tritel, in addition to all other rights and remedies Tritel may have at law or equity. In the event a default occurs under more than thirty-five percent (35%) of the SLAs in effect under this Agreement at any single instance and such defaults are not cured within the notice periods provided in section 3.22, then Tritel may (a) sue for damages; and/or (b) terminate the Master Lease without waiving its right to sue for damages; in addition to all other rights and remedies Tritel may have at law or equity. All of the remedies provided in this Agreement or in any other SLA or at law or in equity are cumulative and Tritel may exercise such remedies concurrently or sequentially in such order as it may choose.

         3.25 MITIGATION BY TRITEL. No efforts by Tritel to mitigate the damage by SpectraSite's default under this Master Lease shall be deemed a waiver of Tritel's rights to recover damages under this Master Lease.

         3.26 SUBORDINATION. This Master Lease and any option or right of first refusal granted hereunder, at SpectraSite's option, shall be subordinate to any mortgage, deed of trust or other encumbrance now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof, provided that the beneficiary or lender under such mortgage, deed of trust or other encumbrance enters into a satisfactory non-disturbance and attornment agreement with Tritel. Subject to the provisions of Section 3.7 of this Master Lease, any SLA shall. be subject to the terms and provisions of the Prime Lease.

                             IV. GENERAL PROVISIONS

         4.1 NOTICES. All notices or demands by or from SpectraSite to Tritel, or Tritel to SpectraSite, shall be in writing. Such notices or demands shall be mailed to the other party at the following address:

         SpectraSite    SpectraSite Communications, Inc.
                        8000 Regency Park, Suite 570
                        Cary, NC 27511
                        Attention: Contracts Management

         Tritel:        Tritel Communications, Inc.
                        112 E. State Street
                        Suite B
                        Ridgeland, MS 39157
                        Attention: Ken Harris

         4.2 ASSIGNMENTS AND SUBLEASES

              (a) LIMITATIONS ON ASSIGNMENT BY TRITEL. Tritel shall not voluntarily, involuntarily or by operation of law assign, sell, sublease or otherwise transfer Tritel's interest in this Master Lease, any SLA(s), any Tower Facility(ies), any Ground Lease(s), any Property(ies) or Premises, without SpectraSite's prior written consent which consent may not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, in the event of a proposed assignment, Tritel may, upon fifteen (15) days' written notice to SpectraSite, assign this Master Lease, any SLA(s), any Tower Facility(ies), and Ground Lease(s), and any Property(ies) without SpectraSite's consent if the proposed assignee, transferee or sublessee provides audited (i) balance sheets and (ii) statements of operations prepared in accordance with GAAP which indicate that the assignee has a financial position sufficient to meet its obligations under this Agreement. If Tritel otherwise desires at any time to assign or otherwise transfer this Master Lease, any SLA, any Tower Facility, any Ground Lease, any Property and/or any Premises it shall first notify SpectraSite of its desire to do so and shall submit in writing to SpectraSite (i) the name of the proposed sublessees, transferee, purchaser or assignee; (ii) the, terms and provisions of the proposed sublease, transfer or assignment; and (iii) such financial and other information as SpectraSite may reasonably request concerning the proposed Sublessee, transferee, purchaser or assignee. At anytime within fifteen (15) days after SpectraSite's receipt of the information specified, SpectraSite may by written notice to Tritel: consent to the subletting or assignment upon the terms and to the sublessees, transferees, purchasers or assignees proposed or refuse to give its consent. If SpectraSite consents to such assignment, purchase, transfer or subletting, Tritel may, within ninety
(90) days after the date of SpectraSite's consent, enter into a valid assignment, purchase, transfer or sublease of the Master Lease, the applicable SLA, the applicable Tower Facility, the applicable Premises, or portion thereof upon the terms and conditions described in the information required above to be furnished by Tritel to SpectraSite, or upon other terms not more detrimental to SpectraSite; provided, however, that any material change in such terms shall be subject to SpectraSite's consent. In such event, Tritel shall be relieved of all liabilities hereunder relating to the assets which are assigned.

              (b) PLEDGES BY TRITEL. Notwithstanding anything else contained herein, Tritel may, without notice or consent of SpectraSite, pledge, mortgage, convey by deed of trust or security deed, assign, create a security interest in, or otherwise execute and deliver any and all instruments for the purpose of securing bona fide indebtedness all or any part of Tritel's interest in this Master Lease, any SLA, any Premises and/or all or any portion of Lessee's right, title, and interest in and to any and/or all of the Tritel Equipment. Promptly on Tritel's or Tritel's lender's request, SpectraSite shall execute and deliver, and shall assist in facilitating the execution and delivery of, all documents reasonably requested by any of Tritel's lenders including, but not limited to, waivers of SpectraSite's right to levy or distrain upon for rent any of Tritel's property given as security for a debt, acknowledgements that none of the Tritel Equipment shall become fixtures, consents to Tritel's assignment to any lender(s) of any and all of Tritel's interest in or to this Agreement, any SLA or Premises, and the Tritel Equipment, consents to giving notice to Tritel's lender(s) notice in the event of Tritel's default under the provisions of the SLA or the Master Lease, provided that such Lender requests notice from and provides notice addresses to SpectraSite and nondisturbance agreements from SpectraSite; provided, however, that all such documents and consents shall be in a form which is reasonably acceptable to SpectraSite and which will not materially increase SpectraSite's burdens nor materially impair SpectraSite's rights under this Master Lease or any SLA. Tritel shall reimburse SpectraSite for any out-of-pocket costs incurred by SpectraSite in complying with this provision including, but not limited to, SpectraSite's reasonable attorneys' fees incurred in reviewing and negotiating such documents and consents.

              (c) LIMITATIONS ON ASSIGNMENT BY SPECTRASITE. (i) SUBLEASE. SpectraSite shall have the right, subject to the provisions of this Agreement and the restrictions in paragraph 3.13 hereof, to sublease portions of the Tower Facilities, the Property or the Easements in SpectraSite's discretion without obtaining Tritel's consent or giving notice to Tritel, provided that such sublease does not violate the provisions of and is subject to the provisions of this Master Lease and any applicable SLA, and provided that such sublease only leases or licenses a portion of the Tower Facilities or portion of the Property and a portion of the Easements and does not effect a sublease of the entire Tower Facilities, the entire Property or the Entire Easement.

              (ii) ASSIGNMENT. SpectraSite shall not voluntarily, involuntarily or by operation of law assign, sell, sublease or otherwise transfer SpectraSite's interest in this Master Lease, any SLA(s), any Tower Facility(ies), any Ground Lease(s), any Property(ies) [except as provided in 4.2(c)(i)] or Premises, without Tritel's prior written consent which consent may not be unreasonably withheld, delayed or conditioned. Notwithstanding the foregoing, in the event of a proposed assignment, SpectraSite may, upon fifteen
(15) days' written notice to Tritel, assign this Master Lease, any SLA(s), any Tower Facility(ies), any Ground Lease(s), and any Property(ies) without Tritel's consent if the proposed assignee, mortgagee or sublessee provides audited (i) balance sheets and (ii) statements of operations prepared in accordance with GAAP which indicate that the assignee has a financial position sufficient to meet its obligations under this Agreement. If SpectraSite otherwise desires at any time to assign or otherwise transfer this Master Lease, any SLA, any Tower Facility, any Ground Lease, any Property or Premises it shall first notify Tritel of its desire to do so and shall submit in writing to Tritel (i) the name of the proposed sublessees, transferee, purchaser or assignee; (ii) the, terms and provisions of the proposed sublease, transfer or assignment; and (iii) such financial and other information as Tritel may reasonably request concerning the proposed Sublessee, transferee, purchaser or assignee. At any time within fifteen (15) days after Tritel's receipt of the information specified, Tritel may by written notice to SpectraSite: consent to the subletting or assignment upon the terms and to the sublessees, transferees, purchasers or assignees proposed or refuse to give its consent. If Tritel consents to such assignment, purchase, transfer or subletting, SpectraSite may, within ninety (90) days after the date of Tritel's consent, enter into a valid assignment, purchase, transfer or sublease of the Master Lease, the applicable SLA(s), the applicable Tower Facility, the applicable Ground Lease, the applicable Property or applicable Premises or portion thereof upon the terms and conditions described in the information required above to be furnished by SpectraSite to Tritel, or upon other terms not more detrimental to Tritel; provided, however, that any material change in such terms shall be subject to Tritel's consent. In such event, SpectraSite shall be relieved of all liabilities hereunder relating to the assets which are assigned.

              (d) PLEDGE BY SPECTRASITE. Notwithstanding anything else contained herein, SpectraSite may, without notice or consent of Tritel, pledge, mortgage, convey by deed of trust or security deed, assign, create a security interest in, or otherwise execute and deliver any and all instruments for the purpose of securing bona fide indebtedness all or any part of SpectraSite's interest in this Master Lease, any SLA, any Premises, and/or all or any portion of SpectraSite's right, title, and interest in and to any and/or all of Tower Facilities, the Property or the Easements. Promptly on SpectraSite's or SpectraSite's lender's request, Tritel shall execute and deliver, and shall assist in facilitating the execution and delivery of, all documents requested by any of SpectraSite's lenders including, but not limited to, consents to giving notice to SpectraSite's lender(s) in the event of SpectraSite's default under the provision of the SLA or the Master Lease, and consents to SpectraSite's assignment to any lender(s) of any and all of SpectraSite's interest in or to this Agreement, any SLA or Premises provided, however, that all such documents and consents shall be in a form which is reasonably acceptable to Tritel and which will not materially increase SpectraSite's burdens nor materially impair Tritel's rights under this Master Lease or any SLA. SpectraSite shall reimburse Tritel for any out-of-pocket costs incurred by Tritel in complying with this provision including, but not limited to, Tritel's reasonable attorneys' fees incurred in reviewing and negotiating such documents and consents.

              (e) ASSIGNMENT OF CONSTRUCTION OBLIGATIONS. Notwithstanding anything else contained herein, SpectraSite shall not voluntarily, involuntarily, or by operation of law assign or otherwise transfer its rights or obligations (including, but not limited to, the obligation to construct the Tower Facilities) relating to any Site which is subject to this Agreement, prior to the acceptance of a Site by Tritel pursuant to paragraph 2.8 hereof.

         4.3 REPRESENTATIONS AND WARRANTIES OF TRITEL. Tritel represents and warrants to SpectraSite that:

              (a) ORGANIZATION, GOOD STANDING AND AUTHORITY. It is a corporation, duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to enter into and perform this Master Lease and Tritel is duly qualified to do business in the states of Alabama, Florida, Mississippi, Tennessee, Kentucky, and in any other Market in which Tritel is doing business with SpectraSite.

              (b) AUTHORIZATION AND VALIDITY OF MASTER LEASE. That Tritel's execution and delivery of this Master Lease have been duly authorized and no further action on the part of Tritel is necessary to authorize this Master Lease or the consummation of the transactions contemplated herein. This Master Lease constitutes the valid and binding obligation of Tritel duly enforceable in accordance with its terms.

              (c) NO BREACH OF OTHER INSTRUMENTS. That there is no contract or agreement or other instrument to which Tritel is a party or by which Tritel or its assets are bound which prohibits the execution or delivery by Tritel of this Master Lease or the performance or observance by Tritel of any term or condition of this Master Lease and, subject to the fulfillment of all conditions set forth therein, neither execution and delivery of this Master Lease nor the consummation of the transactions contemplated hereby will violate any term or provision of any such contract, agreement, or instrument.

              (d) NO VIOLATION OF LAW OR ORDER. That subject to the fulfillment of all conditions set forth herein, neither the execution and delivery of this Master Lease nor transactions contemplated hereby, shall result in the violation by Tritel of any, law, regulation, judgment or order of any court or governmental authority applicable to Tritel or result in a breach of the terms of this or any other agreement to which Tritel is a party.

         4.4 REPRESENTATIONS AND WARRANTIES OF SPECTRASITE. SpectraSite represents and warrants to Tritel that:

              (a) ORGANIZATION, GOOD STANDING AND AUTHORITY. It is a corporation, duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to enter into and perform this Master Lease and SpectraSite is duly qualified to do business in the states of Alabama, Florida, Mississippi, Tennessee and Kentucky, and in the event that SpectraSite develops, leases and constructs Tower Facilities in any other Markets, SpectraSite shall become duly qualified to do business in the state of such Market.

              (b) AUTHORIZATION AND VALIDITY OF MASTER LEASE. That SpectraSite's execution and delivery of this Master Lease have been duly authorized and no further action on the part of SpectraSite is necessary to authorize this Master Lease or the consummation of the transactions contemplated herein. This Master Lease constitutes the valid and binding obligation of SpectraSite duly enforceable in accordance with its terms.

              (c) NO BREACH OF OTHER INSTRUMENTS. That there is no contract or agreement or other instrument to which SpectraSite is a party or by which SpectraSite or its assets are bound which prohibits the execution or delivery by SpectraSite of this Master Lease or the performance or observance by SpectraSite of any term or condition of this Master Lease and, subject to the fulfillment of all conditions set forth therein, neither execution and delivery of this Master Lease nor the consummation of the transactions contemplated hereby will violate any term or provision of any such contract, agreement, or instrument.

              (d) NO VIOLATION OF LAW OR ORDER. That subject to the fulfillment of all conditions set forth herein, neither the execution and delivery of this Master Lease nor transactions contemplated hereby, shall result in the violation by SpectraSite of any, law, regulation, judgment or order of any court or governmental authority applicable to SpectraSite or result in a breach of the terms of this or any other agreement to which SpectraSite is a party.

              (e) MARKETABLE LEASEHOLD TITLE. SpectraSite holds good and marketable leasehold title to its interest in the Property, the Easements, the Premises and the Tower Facilities, subject to any encumbrances or defects which were created by or known to Tritel prior to the execution of the SLA for a Site; provided, however, that SpectraSite's liability for a breach of this provision shall not exceed the amount which SpectraSite is entitled to recover from its title insurance policy for such Site. SpectraSite hereby agrees to obtain a policy for title insurance for each Site in an amount which shall not be less than One Hundred Fifty Thousand and No/100 Dollars ($150,000.00).

         4.5 MISCELLANEOUS.

              (a) SUCCESSORS AND ASSIGNS. The terms, covenants and conditions contained in this Master Lease shall be binding upon and inure to the benefit of the parties hereto, and also their respective heirs, executors, administrators, personal representatives, successors and assigns subject to the provisions of paragraph 4.2 of this Master Lease relating to restrictions upon sale, assignment or subletting of this Master Lease.

              (b) INTEGRATION. It is understood that there are no oral agreements or representations between the parties hereto affecting this Master Lease and this Master Lease supersedes and cancels any and all previous negotiations, arrangements, agreements or representations and understandings, if any, between the parties hereto with respect to the subject matter thereof, except the Site Acquisition Services Agreement between Tritel and SpectraSite dated July 28, 1999 and any Attachments or documents referred to herein. There are no other representations or warranties between the parties and all reliance with respect to representations is solely upon the representations and agreements contained in this document.

              (c) HEADINGS. The Headings and paragraph titles herein are for convenience only and do not in any way define, limit or construe the contents of such Paragraphs.

              (d) SEVERABILITY. It is agreed that if any provision of this Master Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provisions of this Master Lease and all such other provisions shall remain in full force and effect.

              (e) FORCE MAJEURE. Except as otherwise provided in this Master Lease, any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor governmental restrictions, actions or inactions, governmental controls, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such or a period equal to any such delay or stoppage.

              (f) HOLDING OVER. If Tritel remains in possession of the Premises after the termination of the applicable SLA without the execution of a new SLA, Tritel shall be deemed to be occupying the Premises as a tenant from month-to-month at the last applicable monthly rental provided for herein, subject to all the other conditions, provisions and obligations of this Master Lease and the applicable SLA insofar as the same are applicable to a month-to-month tenancy.

              (g) ESTOPPEL CERTIFICATE. (i) Tritel shall, upon the request of any lender of SpectraSite, but no more than two (2) times in any single year, upon not less than ten (10) days' prior written notice from SpectraSite, execute, acknowledge and deliver to SpectraSite's lender a statement in writing on a form prescribed by SpectraSite's lender reasonably acceptable to Tritel (i) certifying that this Master Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Master Lease as so modified is in full force and effect), or if not in full force and effect stating that the Master Lease is not in full force and effect and the reasons therefore, to the best of its knowledge, and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there is not, to the best of Tritel's knowledge, any uncured default on the part of SpectraSite hereunder, or specifying such default if any is claimed.

              (ii) SpectraSite shall, upon the request of any lender of Tritel, but no more than two (2) times in any single year, upon not less than ten (10) days' prior written notice from Tritel, execute, acknowledge and deliver to Tritel's lender a statement in writing on a form prescribed by Tritel's lender reasonably acceptable to SpectraSite (i) certifying that this Master Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Master Lease as so modified is in full force and effect), or if not in full force and effect stating that the Master Lease is not in full force and effect and the reasons therefore, to the best of its knowledge, and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there is not, to the best of SpectraSite's knowledge, any uncured default on the part of Tritel hereunder, or specifying such default if any is claimed.

              (h) ATTORNMENT. (i) Upon request of the mortgagee, Tritel will attorn, as lessee under this Master Lease, to the purchaser at any foreclosure sale thereunder, or if any ground or underlying Prime Lease is terminated for any reason, Tritel will attorn, as Tritel under this Master Lease, to the Prime Lessor under the ground Prime Lease provided that the Prime Lessor agrees not to disturb Tritel's possession of the Premises and agree to honor Tritel's rights and obligations under this Agreement and the applicable SLA, and will execute such instruments as may be necessary or appropriate to evidence such attornment.

              (ii) Upon request of the mortgagee, SpectraSite will attorn, as lessor under this Master Lease, to the purchaser at any foreclosure sale thereunder.

              (i) RIGHT OF APPROVAL BY SECURED PARTY. This Master Lease may not be modified or amended so as to reduce the Rent, as adjusted, or shorten the Term without the prior written consent, in each instance, of any mortgagee or secured party having an interest in the Tower Facilities who has given notice to Tritel of its security interest.

              (j) CERTAIN RULES OF CONSTRUCTION. (i) Notwithstanding the fact that certain references elsewhere in this Master Lease to acts required to be performed by Tritel hereunder, or to breaches or defaults of this Master Lease by Tritel, omit to state that such breaches or defaults by Tritel are material, unless the context implies to the contrary, and all breaches or defaults by Tritel hereunder shall be deemed material. Tritel shall be fully responsible and liable for the observance and compliance by concessionaires of and with all the terms and conditions of this Master Lease, which terms and conditions shall be applicable to concessionaires as if they were the Tritel hereunder and failure by a concessionaire fully to observe and comply with the terms and conditions of this Master Lease shall constitute a default hereunder by Tritel.

              (ii) Notwithstanding the fact that certain references elsewhere in this Master Lease to acts required to be performed by SpectraSite hereunder, or to breaches or defaults of this Master Lease by SpectraSite, omit to state that such breaches or defaults by SpectraSite are material, unless the context implies to the contrary, and all breaches or defaults by SpectraSite hereunder shall be deemed material. SpectraSite shall be fully responsible and liable for the observance and compliance by concessionaires of and with all the terms and conditions of this Master Lease, which terms and conditions shall be applicable to concessionaires as if they were SpectraSite hereunder and failure by a concessionaire fully to observe and comply with the terms and conditions of this Master Lease shall constitute a default hereunder by SpectraSite.

              (k) WARRANTIES AND REPRESENTATIONS. The warranties and representations. made in this Agreement shall be deemed to be made, reaffirmed, ratified, rewarranted and re-represented upon the execution of each SLA.

              (l) COUNTERPARTS. This Master Lease may be executed in counterparts with the same effect as if both parties hereto had signed the same document. Both counterparts shall be construed together and shall constitute one
(1) Master Lease.

              (m) INTERPRETATION. The parties hereby acknowledge that the draftsmanship of this Agreement was a cooperative effort by both parties who were represented by counsel and that this Master Lease shall not be construed either for or against SpectraSite or Tritel, but this Master Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

              (n) GOVERNING LAW. This Master Lease is to be governed by and construed in accordance with the laws of the state in which the Premises is situated.

              (o) NO PARTNERSHIP. Tritel and SpectraSite agree that their relationship under this Master Lease shall be that of landlord and tenant and that no partnership is intended or shall be created by this Master Lease.

              (p) LIMITATION OF SPECTRASITE'S AND TRITEL'S LIABILITY. SpectraSite shall not be responsible for any incidental or consequential damages arising under this Agreement or any SLA incurred or resulting from (i) Tritel's (or any party claiming by, through or under Tritel's use or Tritel (or any party claiming by through or under Tritel) inability to use the Premises (or any portion thereof), or from (ii) damage to Tritel's Equipment (or any party claiming by, through or under Tritel) which is caused by the negligence of SpectraSite. Tritel shall not be responsible for any incidental or consequential damages arising under this agreement or any SLA incurred or resulting from (i) SpectraSite's (or any party claiming by, through or under Licensor) use or SpectraSite's (or any party claiming by, through or under SpectraSite) inability to use the Property, the tower Facilities, the Easements, or the Premises (or any portion thereof) or from (ii) damage to the Tower Facilities, the Property, the Easements, the Premises, or equipment or property of SpectraSite (or any party claiming by, through or under SpectraSite which is caused by the negligence of Tritel.

              (q) CONSENT. SpectraSite and Tritel covenant that whenever their consent or approval is required under this Master Lease said consent shall not be conditioned or unreasonably withheld, delayed, or conditioned.

              (r) SCHEDULES. Tritel and SpectraSite acknowledge and agree that Schedules may be added to Attachment VII to the Master Lease to define, set, modify, covenant and agree upon certain terms and conditions of the Master Lease. The Schedules shall only be applicable to the Markets identified in each Schedule and each Schedule must be executed and signed by a duly authorized representative of SpectraSite and Tritel. Upon execution by a duly authorized officer of Tritel and SpectraSite, the Schedule shall be added to and be incorporated into and become a part of the terms, conditions, and covenants of the Master Lease. In the event of any conflict or contradiction within the terms and conditions of the Schedule and the Master Lease, the terms and conditions of the Schedule shall control.

              (s) DAYS. In computing any period of time under this Agreement, the date of the act, event or default upon which the designated period of time begins to run shall be included in the period of time calculated. In the calculation of the number of days elapsed, only business days shall be included in the computation.

              (t) NOTICES. Any notices to be received by SpectraSite or Tritel under this Agreement shall be deemed properly given if marked to the other party with proper postage via the United States Mail or sent via a reputable overnight carrier to the following address:

         TO SPECTRASITE:

              SpectraSite Communications, inc.
              8000 Regency Park, Suite 570
              Cary, NC 27511
              Attention: Steve Clark

              With a copy to:

              Lewellen & Frazier, PLC
              Plaza West Building
              415 North McKinley, suite 1240
              Little Rock, AR 72205
              Attention: Todd A. Lewellen

         TO TRITEL:

              Tritel Communications, Inc.
              112 E. State Street, Suite B
              Ridgeland, MS 39157
              Attention: Ken Harris

         IN WITNESS WHEREOF, SpectraSite and Tritel have executed this Master Lease and the "Effective Date" of this Master Lease shall be the last date that this Master Lease is signed by SpectraSite and Tritel.

         SPECTRASITE:

                        SPECTRASITE COMMUNICATIONS, INC.


                        BY:
                           ----------------------------------
                        TITLE:
                              -------------------------------
                        DATE:
                             --------------------------------

                        TRITEL:
                               ------------------------------

                        TRITEL COMMUNICATIONS, INC.:


                        BY:
                           ----------------------------------
                           JERRY M. SULLIVAN, JR.
                           EXECUTIVE VICE PRESIDENT
                           CHIEF OPERATING OFFICER

                        DATE:
                             --------------------------------

                               LIST OF ATTACHMENTS


ATTACEMENT    DESCRIPTION
----------    -----------
I             ASSIGNMENT
II            MEMORANDUM OF ASSIGNMENT
III           ESTOPPEL CERTIFICATE
IV            SITE LEASE AGREEMENT
V             MEMORANDUM OF SITE LEASE AGREEMENT
VI            COLLOCATION APPLICATION
VII           MARKET SPECIFICATIONS
VIII          NOTICE OF COMPLETION OF TOWER FACILITIES
IX            LETTER CONFIRMING COMMENCEMENT DATE

                                  ATTACHMENT I
                            ASSIGNMENT OF PRIME LEASE


         THIS ASSIGNMENT OF PRIME LEASE AGREEMENT ("Assignment ") is made and entered into as of the _____ day of ________, ________, by and between SpectraSite Communications, Inc., a Delaware corporation ("SpectraSite"), and Tritel Communications, Inc., a Delaware Corporation, ("Tritel").

         WHEREAS, Tritel has entered into a ground lease agreement, lease agreement or other similar agreement (the "Prime Lease") for the lease of the real property more particularly described in Exhibit "A" attached hereto (the "Property") upon which Tritel has constructed or intends to construct a tower and related facilities and for an easement for ingress, egress and utilities over the real property more particularly described in Exhibit "B" attached hereto (the "Easement");

         WHEREAS, Tritel desires to assign the Prime Lease for said Property, a copy of which is attached hereto as Exhibit "C", to SpectraSite; and

         WHEREAS, SpectraSite desires to develop the tower and certain facilities on the Property and sublease a portion of the space upon the Tower Facilities to Tritel.

         NOW THEREFORE, for and in consideration of the mutual promises outlined herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Tritel and SpectraSite do hereby agree as follows:

         1. Assignment. Tritel does hereby assign to SpectraSite and SpectraSite shall and hereby assumes and agrees to be bound by the Prime Lease, or such other contract through which Tritel has acquired an interest in the real property which is the subject of the Prime Lease together with any easements for ingress, egress and utilities ("Easements") to the Property.

         2. Covenants of Tritel. Tritel covenants that it:

         (a) unconditionally and absolutely assigns, transfers, sets over and conveys to SpectraSite without warranty or representation except as otherwise set forth herein, free and clear of all liens, claims and encumbrances, except as shown in Exhibit "D", all of Tritel's right, title and interest in, to and under the Prime Lease and the Easements except as such rights may be limited or modified by any (if any) addenda attached to the Prime Lease. Tritel represents and warrants to SpectraSite that all addenda to the Prime Lease are attached to this Agreement as part of Exhibit "C". The Easements, if any, in addition to the Prime Lease are attached hereto as Exhibit "E".

         (b) shall warrant, indemnify and defend the leasehold title assigned to SpectraSite against the lawful claims of all persons provided that such claim arises as a result of Tritel's interest in the Prime Lease, but no further or otherwise.

         (c) to the best of its knowledge, without independent inquiry or investigation, has no knowledge or notice of any default, defense, offset, claim, demand, counterclaim or cause of action which may presently exist under the Prime Lease; and

         (d) to the extent Tritel may assign, Tritel irrevocably assigns, transfers, conveys and sets over to SpectraSite without warranty or representation and SpectraSite accepts from Tritel all of the right, title and interest of Tritel under each and all of the following items (without warranty that any of the following may be assigned):

              (i) the Federal Aviation Administration application, responses, approvals and registration numbers submitted or received by Tritel with respect to the tower proposed to be constructed on the Property;

              (ii) the zoning permits and approvals, variances, building permits and such other federal, state or local governmental approvals which have been gained or for which Tritel has made application;

              (iii) the construction, engineering and architectural drawings and related site plan and surveys pertaining to the construction of the Tower Facilities on the Property;

              (iv) the geotechnical report for the Property which has been commissioned by Tritel;

              (v) the title reports, commitments for title insurance, ownership and encumbrance reports, title opinion letters, copies of instruments in the chain of title or any other information which may have been produced regarding title to the Property and the Easements;

              (vi) the environmental assessments including phase I reports and any reports relating contemporaneous or subsequent intrusive testing, the "FCC Checklist" performed pursuant to NEPA requirements and any other information which may have been produced regarding the environmental condition of the Property, Easements or neighboring real property; and

The items described in paragraphs 2(d) may hereinafter be collectively referred to as "Site Acquisition Items"; and

         (e) shall use diligent efforts to assist SpectraSite in obtaining an estoppel certificate from the lessor in the Prime Lease in substantially the same form as is attached hereto as Exhibit "E" ("Estoppel Certificate"). SpectraSite shall use diligent efforts to obtain such Estoppel Certificate from each lessor.

         3. Covenants of Spectrasite. SpectraSite covenants that:

         (a) SpectraSite hereby assumes the Prime Lease and all of Tritel's duties and obligations under the Prime Lease arising subsequent to the date hereof and SpectraSite hereby agrees to promptly and faithfully perform all of the obligations of Tritel under the Prime Lease.

         (b) SpectraSite shall and hereby agrees to hold Tritel harmless and indemnify Tritel from any and all claims, losses, obligations, damages, costs or expenses ever suffered, threatened or incurred by Tritel which claims, losses, obligations, damages, costs or expenses must be paid by Tritel to a third party (including, without limitation, any lawyers, experts, engineers or similar professionals) or which Tritel may expend in defending itself against any claim threatened or made by a third party which arise out of any act or omission of SpectraSite under the Prime Lease, including without limitation, any default under the Prime Lease.

         4. Master Lease. This Assignment is being executed pursuant to the terms of a Master Build To Suit and Lease Agreement (the "Master Lease") and in the event that there is a conflict between the terms and conditions of the Master Lease, this Assignment, the terms and conditions of this Assignment shall control. This Assignment shall remain subject to the remaining terms and conditions of the Master Lease.

         IN WITNESS WHEREOF, SpectraSite and Tritel have signed this Agreement as of the date and year first above written.

TRITEL:                                SPECTRASITE:

TRITEL COMMUNICATIONS, INC.            SPECTRASITE COMMUNICATIONS, INC.


By:                                    By:
   ---------------------------------      ---------------------------------
Name: Jerry M. Sullivan, Jr.           Name:
     -------------------------------        -------------------------------
Title: Executive Vice President        Title:
      ------------------------------         ------------------------------

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   EXHIBIT "B"

                         LEGAL DESCRIPTION OF EASEMENTS

                                   EXHIBIT "C"

                               COPY OF PRIME LEASE

                                   EXHIBIT "D"

                            COPY OF EASEMENTS, IF ANY

                                   EXHIBIT "E"

                              ESTOPPEL CERTIFICATE


         THIS INSTRUMENT is given as of this ___ day of _________________, __, by ("Lessor") to SpectraSite Communications, Inc. ("Assignee").

                                    RECITALS

         A. Lessor entered into a Lease Agreement or similar agreement with _____ ( __ )numbers of addenda attached thereto, (collectively, the "Prime Lease") dated as of the ___ day of _____, ____with Tritel Communications, Inc., a Delaware corporation ("Lessee").

         B. Lessee desires to assign to Assignee its interest in the Prime
Lease.

         C. Assignee seeks Lessor's acknowledgment, as of the date of execution of this Instrument, of certain matters affecting the Prime Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound:

         1. Lessor's Estoppel Certificate. Lessor hereby certifies, with the understanding that Assignee is relying upon the statements made herein, the following:

         a. The Prime Lease constitutes the entire agreement between the parties with respect to the Premises. The Prime Lease has not been amended and there are no other agreements between Lessor and Lessee with respect to the property or the easements which are described in the Prime Lease.

         b. The Prime Lease is in full force and effect in accordance with its terms. To the best of Lessor's knowledge, neither Lessee nor Lessor is in default under any of the terms of the Prime Lease, and Lessor has not received actual or constructive notice of the existence of any event which, with the passage of time or the giving of notice or both, would constitute a default under the Prime Lease.

         c. All applicable Prime Lease fees and rent (if any) and other charges and payments due Lessor from Lessee under the Prime Lease have been paid in full through the date hereof (except reimbursements for real estate taxes, insurance, utilities or other reimbursements, if any, due for fiscal periods to the extent not yet payable).

         2. Consent. Lessor hereby acknowledges the right of Lessee to assign the Prime Lease to Assignee and agrees that all terms of the Prime Lease shall be in full force and effect between Lessor and Assignee as if Lessor and Assignee were the original parties to the Prime Lease and that such assignment shall not violate the terms of the Prime Lease, will not create or cause the Assignee to be liable for any rent in excess of $ per month during the Initial Term or be considered a sublease under the terms of the Prime Lease or any addenda thereto.

         3. Release. Lessor, with the intention of binding itself and its successors and assignees, expressly forever releases and discharges Lessee and its successors and assigns from all claims, demands, actions, grievances, controversies, contracts, promises, agreements, causes of action, in both law and equity, judgments and executions, damages of whatever nature, past or present, known and unknown, that it ever had, or now has, known or unknown, or that anyone claiming through or under Lessor may now have or claim to have, against Lessee which arise from the Prime Lease, but no further or otherwise.

         4. Reliance. Lessor understands that Assignee and Lessee are relying on the information contained in this Instrument, and agrees that Assignee and Lessee may rely on this information, for purposes of determining whether to consummate their transaction. Further, Assignee's and Lessee's subsidiaries, affiliates, legal representatives and successor and assigns may rely on the contents of this Instrument. A facsimile of this instrument delivered to Assignee by telecopier shall be deemed an original for all purposes.

         5. Notice, Non-Disturbance. Assignee intends to grant a sub-leasehold interest to Lessee pursuant to a sublease dated the ___ day of _____, ____ (the "Sublease"). Lessor shall give notice to Lessee at the same time that Lessor gives notice to Assignee of any default under the Prime Lease, and Lessor shall accept a cure of any such default from Lessee on Assignee's behalf. In such case, Lessee shall be entitled to reimbursement from Assignee of any amount paid or obligation incurred in respect thereof. So long as the Lessee is not in default under the Sublease beyond any applicable grace or cure period, Lessee shall be permitted quiet enjoyment of the Premises under the Sublease notwithstanding any termination or expiration of the Prime Lease and notwithstanding any termination or expiration of the Prime Lease and, Lessor agrees at the request of the Lessee to honor the terms and conditions of the Sublease for the remainder of the term thereof and any renewal terms.. Lessee agrees, at the request of Lessor to attorn to the Lessor upon the terms and conditions of the Sublease for the remainder of the term thereof (whether original or renewal) and any renewal terms, and that the Sublease shall continue in full force and effect as if the Lessor were the sublandlord under the Sublease notwithstanding the expiration or termination of the Prime Lease.

         6. Notices. Any Notices to be received by Assignee, Lessee or Lessor under the Prime Lease or this Estoppel Certificate shall be deemed properly given if marked to Assignee, Lessee or Lessor with proper postage or sent via a reputable overnight carrier to the following address:

TO ASSIGNEE:            SpectraSite:

                        SpectraSite Communications, Inc.
                        8000 Regency Park, Suite 570
                        Cary, NC 27511
                        Attention: Steve Clark

                        With a copy to:

                        Lewellen & Frazier, PLC
                        Plaza West Building
                        415 North McKinley, Suite 1240
                        Little Rock, AR 72205
                        Attention: Todd A. Lewellen

TO LESSEE:              Tritel Communications, Inc.
                        112 E. State Street
                        Suite B
                        Ridgeland, MS 39157
                        Attention: Ken Harris

TO LESSOR:

         IN WITNESS WHEREOF, Lessor has executed this Instrument as of the date set forth above.

                                       LESSOR:


                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                       SPECTRASITE:
                                       SpectraSite Communications, Inc.

                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                 ATTACHMENT "II"

THIS INSTRUMENT PREPARED BY:       SITE NAME:              INDEXING INSTRUCTIONS
                                             ------------
                                   SITE ID:
----------------------------               --------------  ---------------------

----------------------------                               ---------------------

----------------------------                               ---------------------

                     Memorandum of Assignment of Prime Lease

This memorandum evidences that an assignment was made and entered into by written Assignment of Prime Lease (the "Assignment") dated ______________ 1999, between SPECTRASITE COMMUNICATIONS, INC., a Delaware corporation ("SpectraSite") and TRITEL COMMUNICATIONS, INC., a Delaware corporation("Tritel")..

Such Agreement provides in part that Tritel assigns to, and Tritel does hereby assign to SpectraSite that certain Option and Lease Agreement or similar lease agreement (the 'Lease) dated for the lease of real property (the "Property") located in ____________ County, in the state of ____________, which Property is more particularly described on Exhibit "A" attached hereto and made a part hereof, a memorandum (the "Memorandum") of which lease is of record in __________ in the ____________ office for recording real property records in the
____________ County of the state of __________ Tritel hereby assigns the Lease and Memorandum of Lease to the SpectraSite pursuant to the terms of the Assignment.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written.

SPECTRASITE:


SPECTRASITE COMMUNICATIONS, INC.

By:
   ------------------------------------
Its:
    -----------------------------------
Address:
        -------------------------------

---------------------------------------

TRITEL:

TRITEL COMMUNICATIONS, INC.

By:
   ------------------------------------
Its:
    -----------------------------------
Address:
        -------------------------------

---------------------------------------

                               [ACKNOWLEDGEMENTS]

                                   EXHIBIT "A"

                            REAL PROPERTY DESCRIPTION

                                ATTACHMENT "III"

                              ESTOPPEL CERTIFICATE

THIS INSTRUMENT Is given as of this ___ day of ______________, ______, by _________________ ("Lessor") to SpectraSite Communications, Inc. ("Assignee").

                                    RECITALS

         A. Lessor entered into a Lease Agreement or similar agreement with _______ (___) numbers of addenda attached thereto, (collectively, the "Prime Lease") dated as of the _____day of ______, ______ with Tritel Communications, Inc., a Delaware corporation ("Lessee").

         B. Lessee desires to assign to Assignee its interest in the Prime
Lease.

         C. Assignee seeks Lessor's acknowledgment, as of the date of execution of this Instrument, of certain matters affecting the Prime Lease.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, intending to be legally bound:

         1. Lessor's Estoppel Certificate. Lessor hereby certifies, with the understanding that Assignee is relying upon the statements made herein, the following:

         a. The Prime Lease constitutes the entire agreement between the parties with respect to the Premises. The Prime Lease has not been amended and there are no other agreements between Lessor and Lessee with respect to the property or the easements which are described in the Prime Lease.

         b. The Prime Lease is in full force and effect in accordance with its terms. To the best of Lessor's knowledge, neither Lessee nor Lessor is in default under any of the terms of the Prime Lease, and Lessor has not received actual or constructive notice of the existence of any event which, with the passage of time or the giving of notice or both, would constitute a default under the Prime Lease.

         c. All applicable Prime Lease fees and rent (if any) and other charges and payments due Lessor from Lessee under the Prime Lease have been paid in full through the date hereof (except reimbursements for real estate taxes, insurance, utilities or other reimbursements, if any, due for fiscal periods to the extent not yet payable).

         2. Consent. Lessor hereby acknowledges the right of Lessee to assign the Prime Lease to Assignee and agrees that all terms of the Prime Lease shall be in full force and effect between Lessor and Assignee as if Lessor and Assignee were the original parties to the Prime Lease and that such assignment shall not violate the terms of the Prime Lease, will not create or cause the Assignee to be liable for any rent in excess of $ per month during the Initial Term or be considered a sublease under the terms of the Prime Lease or any addenda thereto.

         3. Release. Lessor, with the intention of binding itself and its successors and assignees, expressly forever releases and discharges Lessee and its successors and assigns from all claims, demands, actions, grievances, controversies, contracts, promises, agreements, causes of action, in both law and equity, judgments and executions, damages of whatever nature, past or present, known and unknown, that it ever had, or now has, known or unknown, or that anyone claiming through or under Lessor may now have or claim to have, against Lessee which arise from the Prime Lease, but no further or otherwise.

         4. Reliance. Lessor understands that Assignee and Lessee are relying on the information contained in this Instrument, and agrees that Assignee and Lessee may rely on this information, for purposes of determining whether to consummate their transaction. Further, Assignee's and Lessee's subsidiaries, affiliates, legal representatives and successor and assigns may rely on the contents of this Instrument. A facsimile of this instrument delivered to Assignee by telecopier shall be deemed an original for all purposes.

         5. Notice; Non-Disturbance. Assignee intends to grant a sub-leasehold interest to Lessee pursuant to a sublease dated the _____ day of ____________, ____ (the "Sublease"). Lessor shall give notice to Lessee at the same time that Lessor gives notice to Assignee of any default under the Prime Lease, and Lessor shall accept a cure of any such default from Lessee on Assignee's behalf. In such case, Lessee shall be entitled to reimbursement from Assignee of any amount paid or obligation incurred in respect thereof. So long as the Lessee is not in default under the Sublease beyond any applicable grace or cure period, Lessee shall be permitted quiet enjoyment of the Premises under the Sublease notwithstanding any termination or expiration of the Prime Lease and notwithstanding any termination or expiration of the Prime Lease and, Lessor agrees at the request of the Lessee to honor the terms and conditions of the Sublease for the remainder of the term thereof and any renewal terms. Lessee agrees, at the request of Lessor to attorn to the Lessor upon the terms and conditions of the Sublease for the remainder of the term thereof (whether original or renewal) and any renewal terms, and that the Sublease shall continue in full force and effect as if the Lessor were the sublandlord under the Sublease notwithstanding the expiration or termination of the Prime Lease.

         6. Notices. Any Notices to be received by Assignee, Lessee or Lessor under the Prime Lease or this Estoppel Certificate shall be deemed properly given if marked to Assignee, Lessor or Lessee with proper postage or sent via a reputable overnight carrier to the following address:

TO ASSIGNEE:  SpectraSite:

              SpectraSite Communications, Inc.
              8000 Regency Park, Suite 570
              Cary, NC 27511
              Attention: Steve Clark

              With a copy to:

              Lewellen & Frazier, PLC
              Plaza West Building
              415 North McKinley, Suite 1240
              Little Rock, AR 72205
              Attention: Todd A. Lewellen

TO LESSEE:    Tritel Communications, Inc.
              112 E. State Street
              Suite B
              Ridgeland, MS 39157
              Attention: Ken Harris

TO LESSOR:
          -------------------------------

          -------------------------------

          -------------------------------

         IN WITNESS WHEREOF, Lessor has executed this Instrument as of the date set forth above.

                                       LESSOR:


                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------


                                       SPECTRASITE:

                                       SPECTRASITE COMMUNICATIONS

                                       By:
                                          ------------------------------
                                       Name:
                                            ----------------------------
                                       Title:
                                             ---------------------------

                                  ATTACHMENT IV

                              SITE LEASE AGREEMENT

         THIS SITE LEASE AGREEMENT ("SLA") is executed this ___ day of ___________, ___, by and between SPECTRASITE COMMUNICATIONS, INC.
("SpectraSite") and TRITEL COMMUNICATIONS, INC. ("Carrier" or "Tritel").

         WHEREAS, on the ___ day of __________, __, SpectraSite and Carrier entered into that certain Master Build To Suite and Lease Agreement ("Master Lease") which provides for the execution of individual SLAs for each Site, as those terms are defined in the Master Lease, owned by SpectraSite upon which Tritel desires to mount certain antenna, structures and other equipment.

         1. SITE. Subject to the terms of the Master Lease, SpectraSite hereby leases and grants to Carrier and Carrier hereby leases from and accepts from SpectraSite space to install, maintain, operate, upgrade and remove Carrier's wireless communications equipment and appurtenances on the tower owned by SpectraSite ("Tower Facilities"), including antennas and microwave dishes between the heights of _________________ above ground level on the Tower Facilities and which is located on certain real property leased by SpectraSite more particularly described in Exhibit "A" attached hereto ("Property"); and to install, maintain, operate and remove Carrier's compound and related devices (including, but not limited to emergency generators, equipment shelters, equipment cabinets, all necessary test equipment and any temporary construction materials) owned by Carrier on a _____________ hundred (__)square foot portion of the Property at a location to be agreed upon in writing between SpectraSite and Carrier, which is shown as the cross hatched area shown on Exhibit "B". SpectraSite has granted and hereby grants unto Tritel for the Initial Term and any Renewal Term an easement for ingress, egress and utilities during the term of the Master Lease over the property described in Exhibit "C" attached hereto ("Easement") (the space occupied by Carrier on the Property and the Tower, and the Easement hereinafter shall be referred to collectively as the "Premises") (The Tower, Property and Easement shall constitute and hereinafter be referred to and known as the "Site"). The Site is more commonly known to SpectraSite as the _____________ Site. The Site is more commonly known to Tritel as the _____________ Site.

         3. RENT AND COMMENCEMENT DATE. The Commencement Date of this SLA, and the Rent payable hereunder are defined in Attachment VII to the Master Lease and the term of this Site Lease shall be as set forth in 3.4 and 3.5 of the Master Lease. Tritel and SpectraSite shall execute a letter agreement which shall be attached to this SLA confirming the date which the parties understand to be the Commencement Date for each SLA.

         2. EQUIPMENT. A description of the equipment, antennae, mounting height of the antenna and other personal property of Tritel which Tritel intends to locate on the Site ("Tritel's Equipment") is described in the Collocation Application which is attached hereto as Exhibit "D". Tritel will not install any equipment on the Site which is not described in Exhibit "D" without SpectraSite's prior, written consent, which consent shall not be unreasonably withheld, delayed or conditioned. SpectraSite and Tritel acknowledge and agree that so long as SpectraSite approves any substituted, additional or altered equipment, which approval shall not be unreasonably withheld, delayed or conditioned and any additional or substituted equipment does not increase the wind load or structural burden upon the Tower Facilities, does not increase the space upon the Tower Facilities or the ground space upon the Site, and does not create any technical or radio frequency interference with any existing equipment located upon the Tower Facilities at the time of the request for such modification or substitution,

Tritel may substitute, add, alter, modify and replace Tritel's Equipment described in Exhibit "D" upon the Tower Facilities.

         3. PRIME LEASE. A copy of the Prime Lease for this Site is attached hereto as Exhibit "E" and is incorporated by reference herein.

         4. EFFECT OF AGREEMENT. SpectraSite and Tritel acknowledge that the Master Lease is the controlling agreement between the parties with regard to Tritel's lease of the Site. This SLA is intended to supplement the Master Lease and fulfill the requirements of paragraph I of the Master Lease.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                       SPECTRASITE:

                                       SPECTRASITE COMMUNICATIONS, INC.


                                       By:
                                          ---------------------------------

                                       TRITEL:


                                       TRITEL COMMUNICATIONS, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                 ACKNOWLEDGMENTS

                                   EXHIBIT "A"

                        LEGAL DESCRIPTION OF THE PROPERTY

                                   EXHIBIT "B"

              SURVEY OR MAP OF THE SITE WITH LOCATION OF TOWER AND
                GROUND SPACE SHOWN AND GROUND SPACE CROSS-HATCHED

                                   EXHIBIT "C"

                         LEGAL DESCRIPTION OF EASEMENTS

                                  ATTACHMENT V

This Instrument Prepared By:  Site Name:     Site ID:      Indexing Instructions
                                        ----         ----

----------------------------                               ---------------------

----------------------------                               ---------------------

----------------------------                               ---------------------

                       MEMORANDUM OF SITE LEASE AGREEMENT

This memorandum evidences that a lease was and hereby is made and entered into by written Site Lease Agreement dated ______________, 19__, between SPECTRASITE COMMUNICATIONS, INC., a Delaware corporation ("SpectraSite") and TRITEL COMMUNICATIONS, INC., a Delaware corporation ("Tritel").

Such Agreement provides in part that Tower Company leases to Carrier and Tower Company does hereby lease to Carrier space upon a tower (which tower is located as shown on Exhibit "B") (the "Tower") between the heights of ________ and _______ above ground level, which Tower is located upon the real property located at _______, City of _________, County of ________, State of _______,
which real property is described in EXHIBIT A attached hereto (the "Site" or the "Property") and certain space (the "Ground Space") upon the Property which is described on Exhibit "B" or which is shown as the cross-hatched area on a plat or survey attached hereto as Exhibit "B" with runs for cable, wiring, conduit, etc. to the Tower and the Ground Space and with a grant of and Tower Company hereby grants a non-exclusive easement for unrestricted rights of access thereto and to electric and telephone facilities which are described on Exhibit "A" and/or shown on Exhibit "B" such lease and easement to be for a term of five (5) years commencing on _____, 19__ which term is subject to four (4) additional five (5) year extension periods by Carrier.

IN WITNESS WHEREOF, the parties have executed this Memorandum as of the day and year first above written.

TRITEL:

Tritel Communications, Inc.

BY:
             ---------------------------------------------
NAME:         Jerry M. Sullivan, Jr.
             ---------------------------------------------
TITLE:        Exec. Vice President/Chief Operating Officer
             ---------------------------------------------
ADDRESS:      P.O. Box 1348
             ---------------------------------------------
              Ridgeland, MS 39158-1348
             ---------------------------------------------
PHONE NUMBER: 601-362-2200
             ---------------------------------------------
DATE:
             ---------------------------------------------

SPECTRASITE:

SpectraSite Communications, Inc.

BY:
             ---------------------------------------------
NAME:
             ---------------------------------------------
TITLE:
             ---------------------------------------------
ADDRESS:
             ---------------------------------------------

             ---------------------------------------------
PHONE NUMBER:
             ---------------------------------------------
TAX ID:
             ---------------------------------------------
DATE:
             ---------------------------------------------

                                   EXHIBIT "A"

                                    Property

        Attached hereto Metes and Bound Description of the Real Property

                                   EXHIBIT "B"

                                  GROUND SPACE:

ATTACH HERETO THE SITE PLAN FOR THE SITE WITH THE GROUND SPACE CROSS HATCHED AND THE TOWER IDENTIFIED.

                                                            ATTACHMENT VI

                                                       COLLOCATION APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
                RETURN THIS APPLICATION TO: (E-MAIL IS PREFERRED)

SpectraSite Communications, Inc.                                              e-mail: GarrettM@SpectraSite.com
8000 Regency Parkway, Suite 570                                               OFFICE:            (919) 468-0112
Cary, NC 27511                                                                FAX:               (919) 468-8522
Attn:  Collection Management
------------------------------------------------------------------------------------------------------------------------------------
                                                        APPLICANT INFORMATION

Tower Owner:  SpectraSite Communications                                      Tenant Applicant:
Site Name                                                                     Site Name:
Site Number:                                                                  Site Number:
Date (to be filled in by SpectraSite):                                        Contact Name:
                                                                              Contact Number:
                                                                              Contact Address:
                                                                              Contact e-mail:
------------------------------------------------------------------------------------------------------------------------------------
                                                    SPECTRASITE TOWER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Latitude:                                                                                    Existing Structure Type:
Longitude:                                                                                   Existing Structure Height:

Site Address:
------------------------------------------------------------------------------------------------------------------------------------
                                                             ANTENNAS
------------------------------------------------------------------------------------------------------------------------------------
                                                              VI                            V2                             V3
Desired Rad Center (Feet AGL)
Antenna Quantity
Antenna Manufacturer
Antenna Model (Attach Spec Sheet)
Weight (per antenna)
Antenna Dimensions
ERP (watts)
Antenna Gain
Orientation/Azimuth
Mechanical Tilt
Channels
Tower Mount Dimensions
Tower Mount Weight
Tower Mount Mounting Height
Transmit Frequency
Receive Frequency
Number of Coax Cables (PER ANTENNA)
Diameter of Coax Cables


RF Contact Name/Number

Type of Service (i.e., CELLULAR, CDMA, GSM, TDMA,
PAGING):
------------------------------------------------------------------------------------------------------------------------------------
                                                     GROUND SPACE REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
Cabinet Manufacturer/Model                                                     Shelter
                                                                               Manufacturer
Equipment Pad Dimensions                                                       Shelter Dimensions
------------------------------------------------------------------------------------------------------------------------------------
                                                        POWER REQUIREMENTS
------------------------------------------------------------------------------------------------------------------------------------
AC Power                                                                 Required Voltage and Total Amperage



------------------------------------------------------------------------------------------------------------------------------------
Construction Contact Name/ Number:
------------------------------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT VII

                              MARKET SPECIFIC TERMS

                          SEE SCHEDULES ATTACHED HERETO

                                   SCHEDULE 1
                              MARKET SPECIFIC TERMS
                    TO ATTACHMENT VII OF MASTER LEASE BETWEEN
                             SPECTRASITE AND TRITEL


1. TRITEL MARKET: Knoxville Market - This Schedule shall apply to the Knoxville Market only.

2. MINIMUM NUMBER OF SITES: -- Tritel shall and hereby grants to SpectraSite the right to develop, construct and lease a minimum of twenty-five (25) Tower Facilities in the Knoxville Market more particularly described in Exhibit A attached hereto. In the event that Tritel does not require the construction of 25 new Tower Facilities in the Knoxville Market during the 1999 calendar year, all of the new Tower Facilities which Tritel must construct and install in the Knoxville Market in the 1999 calendar year, which Tritel intends to assign to a third (3rd) party, shall be constructed, developed and owned by SpectraSite, and Tritel shall grant SpectraSite the right to develop, construct and lease additional sites in other Tritel Markets in addition to those sites set forth on the other Schedules to Exhibit VII so that the cumulative minimum number of sites set forth in Schedules 1 and 2 to Exhibit VII shall not be diminished.

3. PRE-DEVELOPMENT COSTS: (a) For each Tower Site for which SpectraSite has performed Site Acquisition Services as defined in that certain Site Acquisition Services Agreement (the "Site Acquisition Services Agreement") by and between the parties dated the 28th day of July, 1998, and such Site Acquisition Services commenced prior to or on January 31, 1999, SpectraSite shall reimburse Tritel [CONFIDENTIAL TREATMENT REQUESTED] per site upon the receipt of a SLA executed by Tritel. Such payment shall be made within fifteen (15) days of the date that the Assignment is executed by both parties. Notwithstanding anything contained in the Master Lease, such payment shall be the only payment or reimbursement which SpectraSite makes to Tritel for reimbursement of Pre-Development costs for any Tower Sites upon which Site Acquisition Services commenced prior to January 31, 1999, but no further or otherwise. Upon the execution of the Assignment of the Prime Lease from Tritel to SpectraSite, SpectraSite shall assume all responsibility for any Pre-Development Costs incurred after the date of the Assignment, subject to the terms of the Master Lease. (b) For each Tower Site for which SpectraSite has performed Site Acquisition Services which commenced after January 31, 1999, the amount of the reimbursement for such Site Acquisition Services shall be negotiated between the parties and shall be agreed upon in an exhibit which shall be attached hereto and made a part hereof and shall be incorporated into this Agreement as if originally executed and attached herewith, and such agreement shall be effective upon the execution of the exhibit by duly authorized representatives of SpectraSite and Tritel. The amount of reimbursement for such Site Acquisition Services shall also be set forth in the Notice from Tritel to SpectraSite pursuant to paragraph 1.1(b) to the Master Lease and in the Acceptance of the Site by SpectraSite pursuant to paragraph 1.1(b) of the Master Lease.

4. SCHEDULE OF COMPLETION: SpectraSite shall deliver all Tower Sites fully completed and ready for the installation of Tritel's Equipment, excepting those Tower Sites delayed by Tritel actions or inaction's or those Tower Sites delayed beyond SpectraSite's control, including but not limited to governmental approvals, moratoria, FAA or force majeure according to the following schedule which was mutually agreed upon between the parties at a meeting on April 12, 1999:

     May 28, 1999             two (2) Tower Sites
     June 15, 1999            five (5) Tower Sites
     July 15, 1999            ten (10) Tower Sites
     August 15, 1999          eight (8) Tower Sites

SpectraSite shall diligently exercise its best efforts to construct and deliver all of the Tower Sites in the clusters which have been developed by Tritel for the best system optimization.

5. RENT: (a) Initial Term. As consideration for the use and occupancy of the Premises under any SLA during the Initial Term, Tritel shall pay SpectraSite or such entity as SpectraSite may designate from time to time, on the first day of each calendar month during the Initial Term, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per month. Rent shall be payable on the first day of each month in advance to SpectraSite at SpectraSite's address as specified in Paragraph 4.5(t) of the Master Lease. In the event that the Commencement Date is other than the first day of a calendar month, Rent shall be prorated over the number of days remaining in the month in which the SLA commenced and shall thereafter be paid on the first day of each calendar month. SpectraSite and Tritel shall execute a letter agreement to attach to each SLA to confirm the amount of the Rent.

         (b) Renewal Terms. In the event that Tritel elects to renew an SLA as provided in paragraph 3.5, Rent shall be increased by fifteen percent over the Rent accruing under the immediately prior term of the SLA.

6. COMMENCEMENT DATE. The Initial Term of the SLA for any Tower Facility which is completed prior to September 1, 1999 in the Knoxville Market shall commence on the earlier of: (i) September 1, 1999; or (ii) 90 calendar days from the acceptance of a Site by Tritel pursuant to Section 2.8 of this Agreement (the "Launch Commencement Date"). The Initial Term of the SLA for any Tower Facility which is completed on or after September 1, 1999 in the Knoxville Market shall commence on the date on which Tritel accepts the Site pursuant to Section 2.8 of this Agreement (the "Post Launch Commencement Date"), (the Launch Commencement Date and the Post Launch Commencement Date are collectively referred to as the " Commencement Date").

7. COMPLETION OF REAL ESTATE SERVICES ON NON-SPECTRASITE GREENFIELD SITES. Until formal written notification from Tritel, SpectraSite shall continue to perform fee based acquisition services on Greenfield sites in the Knoxville Market and the Chattanooga Market not assigned to SpectraSite as a Tower Facility under this Schedule, such services to be performed pursuant to the terms of the Site Acquisition Services Agreement. Tritel shall elect to either continue the Site Acquisition Services on the time and materials basis set out in the Site Acquisition Services Agreement or to convert the Tower Sites at the individually appropriate points, over to the milestone payment schedule that is attached hereto as Exhibit "B" to this Schedule. The billing and expense portion of the Site Acquisition Services Agreement will be altered and modified the day after receipt of such written notification.

8. COLLOCATION ASSISTANCE. As further consideration for the agreement to grant the right to construct, develop and lease the Tower Facilities as described herein, SpectraSite agrees to provide its employee, Julie Best, as collocation coordinator for the coordination of all collocation sites in the Knoxville Market and the Chattanooga Market, for a period of time not to exceed 90 days at SpectraSite's actual cost for such employee. Such cost shall include salary, taxes, benefits, etc. SpectraSite acknowledges and agrees that such employee shall remain an employee of SpectraSite and that it shall be primarily responsible for all obligations to such employee in connection therewith, and that the employee shall have no claim against Tritel and that the employee is not a third party beneficiary of this Agreement.

9. SCHEDULE. This Schedule shall be added to and modify the terms and conditions of the Master Lease and hereby is incorporated into the terms of the Master Lease. In the event that there is a conflict or contradiction between the terms and conditions of the Master Lease and this Schedule, the terms and conditions of this Schedule shall control.

         IN WITNESS WHEREOF, SpectraSite and Tritel have signed this Schedule as of the date and year first above written.

TRITEL:                                SPECTRASITE:

TRITEL COMMUNICATIONS, INC.            SPECTRASITE COMMUNICATIONS, INC.

By:                                    By:
   -------------------------------        -------------------------------
   Jerry M. Sullivan, Jr.              Name:
   Executive Vice President/                -----------------------------
   Chief Operating Officer             Title:
                                             ----------------------------

                                   EXHIBIT "A"
                 TO SCHEDULE 1 TO ATTACHMENT VII OF MASTER LEASE
                         BETWEEN SPECTRASITE AND TRITEL


              Agreed Upon BTS Sites and Rebate for Tritel Knoxville
              -----------------------------------------------------

Site Number     Site Name                     AGREED UPON REBATE/
-----------     ---------                     RENTAL ABATEMENT VALUE

                Wise Hill                     [CONFIDENTIAL TREATMENT REQUESTED]
                Westview                      [CONFIDENTIAL TREATMENT REQUESTED]
                Park City                     [CONFIDENTIAL TREATMENT REQUESTED]
                Presley Lake                  [CONFIDENTIAL TREATMENT REQUESTED]
                Oak Grove Heights             [CONFIDENTIAL TREATMENT REQUESTED]
                Copper Ridge                  [CONFIDENTIAL TREATMENT REQUESTED]
                Stanley Road                  [CONFIDENTIAL TREATMENT REQUESTED]
                Bright Hope Church            [CONFIDENTIAL TREATMENT REQUESTED]
                Rocky Hill                    [CONFIDENTIAL TREATMENT REQUESTED]
                Matlock                       [CONFIDENTIAL TREATMENT REQUESTED]
                Knob Creek                    [CONFIDENTIAL TREATMENT REQUESTED]
                Seymour                       [CONFIDENTIAL TREATMENT REQUESTED]
                Mill Creek                    [CONFIDENTIAL TREATMENT REQUESTED]
                Walden Creek                  [CONFIDENTIAL TREATMENT REQUESTED]
                Koontz Creek                  [CONFIDENTIAL TREATMENT REQUESTED]
                Hickory Valley                [CONFIDENTIAL TREATMENT REQUESTED]
                Limestone Creek               [CONFIDENTIAL TREATMENT REQUESTED]
                East Sevierville              [CONFIDENTIAL TREATMENT REQUESTED]
                South Clinton                 [CONFIDENTIAL TREATMENT REQUESTED]
                State Road 168                [CONFIDENTIAL TREATMENT REQUESTED]
                Ford                          [CONFIDENTIAL TREATMENT REQUESTED]
                West Morristown               [CONFIDENTIAL TREATMENT REQUESTED]
                Tellico Parkway               [CONFIDENTIAL TREATMENT REQUESTED]
                Fox Hill                      [CONFIDENTIAL TREATMENT REQUESTED]
                Union Grove                   [CONFIDENTIAL TREATMENT REQUESTED]

                          SCHEDULE 2 TO ATTACHMENT VII
                 OF MASTER LEASE BETWEEN SPECTRASITE AND TRITEL
                              MARKET SPECIFIC TERMS


1. TRITEL MARKET: Chattanooga Market - This Schedule shall apply to the Chattanooga Market only.

2. MINIMUM NUMBER OF SITES: __ -- Tritel shall and hereby grants to SpectraSite the right to develop, construct and lease a minimum of twenty-five (25) Tower Facilities in the Chattanooga Market more particularly described in Exhibit A attached hereto. The parties acknowledge and agree that upon the date of the execution of this Schedule, Tritel and SpectraSite have only identified seventeen (17) sites for the location of Tower Facilities in the Chattanooga Market. In the event that Tritel does not require the construction of 25 new Tower Facilities in the Chattanooga Market during the 1999 calendar year, all of the new Tower Facilities which Tritel must construct and install in the Chattanooga Market in the 1999 calendar year, which Tritel intends to assign to a third (3rd) party, shall be constructed, developed and owned by SpectraSite, and Tritel shall grant SpectraSite the right to develop, construct and lease additional sites in other Tritel Markets in addition to those sites set forth on the other Schedules to Exhibit VII so that the cumulative minimum number of sites set forth in Schedules 1 and 2 to Exhibit VII shall not be diminished.

3. PRE-DEVELOPMENT COSTS: (a) For each Site identified on Exhibit A attached hereto, SpectraSite shall reimburse Tritel for the Site Acquisition Services completed for that Site according to the amounts set forth on Exhibit A. Such payment shall be made within fifteen (15) days of the date that the Assignment is executed by both parties. Notwithstanding anything contained in the Master Lease, such payment shall be the only payment or reimbursement which SpectraSite makes to Tritel for reimbursement of Pre-Development costs for the Sites identified on Exhibit A. Upon the execution of the Assignment of the Prime Lease from Tritel to SpectraSite, SpectraSite shall assume all responsibility for any Pre-Development Costs incurred after the date of the Assignment, subject to the terms of the Master Lease. (b) For each additional Tower Site which Tritel grants SpectraSite the right to develop, construct and lease for which SpectraSite has performed Site Acquisition Services, the amount of the reimbursement for such Site Acquisition Services shall be negotiated between the parties in accordance with the milestone price guide on Exhibit B attached hereto and shall be agreed upon in an exhibit which shall be attached hereto and made a part hereof and shall be incorporated into this Agreement as if originally executed and attached herewith and such agreement shall be effective upon the execution of the exhibit by duly authorized representatives of SpectraSite and Tritel. The amount of reimbursement for such Site Acquisition Services shall also be and shall be set forth in the Notice from Tritel to SpectraSite pursuant to paragraph 1.1(b) to the Master Lease and in the Acceptance of the Site by SpectraSite pursuant to paragraph 1.1(b) of the Master Lease.

4. SCHEDULE OF COMPLETION: SpectraSite shall deliver all Tower Sites fully completed and ready for the installation of Tritel's Equipment, excepting those Tower Sites delayed by Tritel actions or inaction's or those Tower Sites delayed beyond SpectraSite's control, including but not limited to governmental approvals, moratoria, FAA or force majeure according to the following schedule which was mutually agreed upon between the parties at a meeting on April 12, 1999:

     June 15, 1999                 five (5) Tower Sites
     July 15, 1999                 five (5) Tower Sites
     August 15, 1999               three (3) Tower Sites
     August 30, 1999               two (2) Tower Sites
     September 15, 1999            three (3) Tower Sites

SpectraSite shall diligently exercise its best efforts to construct and deliver all of the Tower Sites in the clusters which have been developed by Tritel for the best system optimization.

5. RENT: (a) Initial Term. As consideration for the use and occupancy of the Premises under any SLA during the Initial Term, Tritel shall pay SpectraSite or such entity as SpectraSite may designate from time to time, on the first day of each calendar month during the Initial Term, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per month. Rent shall be payable on the first day of each month in advance to SpectraSite at SpectraSite's address as specified in Paragraph 4.5(t) of the Master Lease. In the event that the Commencement Date is other than the first day of a calendar month, Rent shall be prorated over the number of days remaining in the month in which the SLA commenced and shall thereafter be paid on the first day of each calendar month. SpectraSite and Tritel shall execute a letter agreement to attach to each SLA to confirm the amount of the Rent.

         (b) Renewal Terms. In the event that Tritel elects to renew an SLA as provided in paragraph 3.5, Rent shall be increased by fifteen percent over the Rent accruing under the immediately prior term of the SLA.

6. COMMENCEMENT DATE. The Initial Term of the SLA for any Tower Facility which is completed prior to September 1, 1999 in the Chattanooga Market shall commence on the earlier of: (i) September 1, 1999; or (ii) 90 calendar days from the acceptance of a Site by Tritel pursuant to Section 2.8 of this Agreement (the "Launch Commencement Date"). The Initial Term of the SLA for any Tower Facility which is completed on or after September 1, 1999 in the Chattanooga Market shall commence on the date on which Tritel accepts the Site pursuant to Section 2.8 of this Agreement (the "Post Launch Commencement Date") (the Launch Commencement Date and the Post Launch Commencement Date are collectively referred to as the "Commencement Date").

7. COMPLETION OF REAL ESTATE SERVICES ON NON-SPECTRASITE GREENFIELD SITES. Until formal written notification from Tritel, SpectraSite shall continue to perform fee based acquisition services on Greenfield sites in the Knoxville Market and the Chattanooga Market not assigned to SpectraSite as a Tower Facility under this Schedule, such services to be performed pursuant to the terms of the Site Acquisition Services Agreement. Tritel shall elect to either continue the Site Acquisition Services on the time and materials basis set out in the Site Acquisition Services Agreement or to convert the Tower Sites at the individually appropriate points, over to the milestone payment schedule that is attached hereto as Exhibit "A" to this Schedule. The billing and expense portion of the Site Acquisition Services Agreement will be altered and modified the day after receipt of such written notification.

8. SCHEDULE. This Schedule shall be added to and modify the terms and conditions of the Master Lease and hereby is incorporated into the terms of the Master Lease. In the event that there is a conflict or contradiction between the terms and conditions of the Master Lease and this Schedule, the terms and conditions of this Schedule shall control.

         IN WITNESS WHEREOF, SpectraSite and Tritel have signed this Schedule as of the date and year below.

TRITEL:                                SPECTRASITE:

TRITEL COMMUNICATIONS, INC.            SPECTRASITE COMMUNICATIONS, INC.

By:                                    By:
   ----------------------------------     ----------------------------------
   Kenneth F. Harris                   Name:
   Director of Site Acquisition             --------------------------------
   And Property Administration         Title:
                                             -------------------------------

                                   EXHIBIT "A"
                 TO SCHEDULE 2 TO ATTACHMENT VII OF MASTER LEASE
                         BETWEEN SPECTRASITE AND TRITEL

             Agreed Upon BTS Sites and Rebate for Tritel Chattanooga
             -------------------------------------------------------

Site Number     Site Name                COMPLETION POINT              Agreed Upon Rebate/
                                         AS OF 2/25/99                 Rental Abatement Value
076-003-00A     Bushtown                 Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-007-00A     O-Grady                  Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]

076-012-00A     Godsey Ridge             Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-027-00A     Sugartown                Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-028-00A     Ft Ogelthorpe            Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-0300R1      Rock Spring              Complete thru Milestone #1    [CONFIDENTIAL TREATMENT REQUESTED]

076-034-00X     Slygo                    Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-035-00X     Trenton                  Complete thru Milestone #1    [CONFIDENTIAL TREATMENT REQUESTED]
076-036-00X     Union                    Complete thru Milestone #4    [CONFIDENTIAL TREATMENT REQUESTED]
076-037-00X     New Hope                 Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-050-0R1     Sale Creek               Complete thru Milestone #1    [CONFIDENTIAL TREATMENT REQUESTED]
076-051-00X     Graysville               Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-052-00X     Sentinel Hts (Dayton)    Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
076-053-00A     Short Tail Springs       Complete thru Milestone #1    [CONFIDENTIAL TREATMENT REQUESTED]

102-008-00A     Cedar Ridge              Complete thru Milestone #2    [CONFIDENTIAL TREATMENT REQUESTED]
102-010-00X     Chattsworth East         Complete thru Milestone #3    [CONFIDENTIAL TREATMENT REQUESTED]
102-011-000     Mt. Rachel               Complete thru Milestone #2    [CONFIDENTIAL TREATMENT REQUESTED]

                                                                       -------------
                Dayton Boulevard                                         No Reimbursement

                                   EXHIBIT "B"

                           MILESTONE PER SITE PRICING
         FOR REBATE/RENTAL ABATEMENT ON BTS SITES AND FOR COMPLETION OF
           CHATTANOOGA NON-BTS GREENFIELD SITES OR COLLOCATION SITES
                      REQUIRING SITE ACQUISITION SERVICES

MILESTONE                                                          FEE/Rebate
---------                                                          ----------

1) DELIVERY OF SITE ID REPORTS TO TRITEL (UP TO 4 PER SEARCH RING) [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

2) DELIVERY OF SOR TO TRITEL ON PREFERRED SITE                     [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

3) DELIVERY OF LEASE TO TRITEL (EXECUTED BY LANDLORD)              [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

4) ZONING COMPLETED OR STATEMENT OF NO ZONING REQUIRED**           [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

5) NOTICE OF DELIVERED SITE*                                       [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

* PAYMENT FOR NOTICE OF DELIVERED SITE IS NOT TO EXCEED 45 CALENDAR DAYS AFTER THE LEASE IS EXECUTED IF NO ZONING, OR 10 DAYS AFTER ZONING IS APPROVED IF ZONING IS REQUIRED.

** TRITEL IS RESPONSIBLE FOR LEGAL FEES IF SUCH REPRESENTATION IS REQUIRED AT ZONING HEARINGS

NOTE: IN THE EVENT TRITEL ASSIGNS ONE OF THE NON-BTS SITES SUBJECT TO THE ABOVE TO A BTS COMPANY OTHER THAN SPECTRASITE, SPECTRASITE SHALL BE ALLOWED TO COMPLETE AND BILL TRITEL FOR THE THEN UNCOMPLETED MILESTONE.

                                ATTACHMENT "VIII"

                    NOTICE OF COMPLETION OF TOWER FACILITIES

Tritel

-----------------------------------

-----------------------------------

-----------------------------------

     Re:  Notice of Completion of Tower Facilities ("Notice") for
          Site # _____ ("_________ Site")


Dear _____________:

     On the ______ day of _________, ____ the Tower Facilities at the __________ Site were completed in accordance with the terms and conditions of the Master Lease between SpectraSite and Tritel. Pursuant to Paragraph 2.8 of the Master Lease, Tritel has a period of fifteen (15) days after the date of this Notice of Completion to provide a Punch List of items to be completed by SpectraSite in order to render the Tower Facilities completed in accordance with the Plans and Specifications in the opinion of Tritel.

                                                 Sincerely,

                                                 -------------------------------

                                  ATTACHMENT IX


____________, 19__


Re:  Site Lease Agreement
     Site:

Dear                                :

     Tritel Communications, Inc. ("Tritel") and SpectraSite Communications, Inc. (the "Tower Company") entered into a Site Lease Agreement for the above-captioned site. The Site Lease Agreement provides that Tritel and SpectraSite shall execute a letter agreement which shall be attached to the SLA confirming the calendar date which the parties understand to be the Commencement Date for each SLA.

     Tritel and SpectraSite agree that the Commencement Date for the above-referenced site is ____________.

     By countersigning this letter, SpectraSite acknowledges and agrees to the Commencement Date listed above for the Site. This letter shall constitute an amendment to the Site Lease Agreement.

                                            TRITEL COMMUNICATIONS, INC.

                                            By:
                                               --------------------------------
                                            Its:
                                                -------------------------------

Acknowledged and Agreed to this _ day of _______________, ___.

SPECTRAS1TE COMMUNICATIONS, INC.

By:
   --------------------------------
Its:
    -------------------------------

                          SCHEDULE 3 TO ATTACHMENT VII
                 OF MASTER LEASE BETWEEN SPECTRASITE AND TRITEL
                              MARKET SPECIFIC TERMS


1. TRITEL MARKET: Birmingham Market - This Schedule shall apply to the Birmingham Market only.

2. NUMBER OF SITES: -Tritel shall and hereby grants to SpectraSite the right to develop, construct and lease ten (10) Tower Facilities in the Birmingham Market more particularly described in Exhibit A attached hereto.

3. PRE-DEVELOPMENT COSTS: (a) For each Site identified on Exhibit A attached hereto, SpectraSite shall reimburse Tritel for the Site Acquisition Services completed for that Site according to the amounts set forth on Exhibit A. Such payment shall be made within fifteen (15) days of the date that the Assignment is executed by both parties. Notwithstanding anything contained in the Master Lease, such payment shall be the only payment or reimbursement which SpectraSite makes to Tritel for reimbursement of Pre-Development costs for the Sites identified on Exhibit A. Upon the execution of the Assignment of the Prime Lease from Tritel to SpectraSite, SpectraSite shall assume all responsibility for any Pre-Development Costs incurred after the date of the Assignment, subject to the terms of the Master Lease. (b) For each additional Tower Site which Tritel grants SpectraSite the right to develop, construct and lease for which SpectraSite has performed Site Acquisition Services, the amount of the reimbursement for such Site Acquisition Services shall be negotiated between the parties in accordance with the milestone price guide on Exhibit B attached hereto and shall be agreed upon in an exhibit which shall be attached hereto and made a part hereof and shall be incorporated into this Agreement as if originally executed and attached herewith and such agreement shall be effective upon the execution of the exhibit by duly authorized representatives of SpectraSite and Tritel. The amount of reimbursement for such Site Acquisition Services shall also be and shall be set forth in the Notice from Tritel to SpectraSite pursuant to paragraph 1.1(b) to the Master Lease and in the Acceptance of the Site by SpectraSite pursuant to paragraph 1.1(b) of the Master Lease.

4. SCHEDULE OF COMPLETION: SpectraSite shall deliver all Tower Sites fully completed and ready for the installation of Tritel's Equipment, excepting those Tower Sites delayed by Tritel actions or inaction's or those Tower Sites delayed beyond SpectraSite's control, including but not limited to governmental approvals, moratoria, FAA or force majeure according to the following schedule:

     This portion of said Schedule shall be completed no later than August 31, 1999.

SpectraSite shall diligently exercise its best efforts to construct and deliver all of the Tower Sites in the clusters which have been developed by Tritel for the best system optimization.

5. RENT:

     (a) Initial Term. As consideration for the use and occupancy of the Premises under any SLA during the Initial Term, Tritel shall pay SpectraSite or such entity as SpectraSite may designate from time to time, on the first day of each calendar month during the Initial Term, the sum of [CONFIDENTIAL TREATMENT REQUESTED] per month. Rent shall be payable on the first day of each month in advance to SpectraSite at SpectraSite's address as specified in Paragraph 4.5(t) of the Master Lease. In the event that the Commencement Date is other than the first day of a calendar month, Rent shall be prorated over the number of days remaining in the month in which the SLA commenced and shall thereafter be paid on the first day of each calendar month. SpectraSite and Tritel shall execute a letter agreement to attach to each SLA to confirm the amount of the Rent.

     (b) Renewal Terms. In the event that Tritel elects to renew an SLA as provided in paragraph 3.5, Rent shall be increased by fifteen percent over the Rent accruing under the immediately prior term of the SLA.

6. COMMENCEMENT DATE. The Initial Term of the SLA for any Tower Facility shall commence on the date on which Tritel accepts the Site pursuant to Section 2.8 of this Agreement (the "Commencement Date").

7. COMPLETION OF REAL ESTATE SERVICES ON NON-SPECTRASITE GREENFIELD SITES. Until formal written notification from Tritel, SpectraSite shall continue to perform fee based acquisition services on sites in the Birmingham not assigned to SpectraSite as a Tower Facility under this Schedule, such services to be performed pursuant to the terms of the Site Acquisition Services Agreement.

8. SCHEDULE. This Schedule shall be added to and modify the terms and conditions of the Master Lease and hereby is incorporated into the terms of the Master Lease. In the event that there is a conflict or contradiction between the terms and conditions of the Master Lease and this Schedule, the terms and conditions of this Schedule shall control.

     IN WITNESS WHEREOF, SpectraSite and Tritel have signed this Schedule as of the date and year below.

TRITEL:                                SPECTRASITE:

TRITEL COMMUNICATIONS, INC.            SPECTRASITE COMMUNICATIONS, INC.

By:                                    By:
   --------------------------------       --------------------------------
   Kenneth F. Harris                   Name:
   Director of Site Acquisition             ------------------------------
   And Property Administration         Title:
                                             -----------------------------
Date:  8/3/99                          Date:
     ------------------------------         ------------------------------

                                   EXHIBIT "A"
                 TO SCHEDULE 3 TO ATTACHMENT VII OF MASTER LEASE
                         BETWEEN SPECTRASITE AND TRITEL

                   Agreed Upon BTS Sites and Rebate for Tritel
                   -------------------------------------------

                                      COMPLETION POINT  AGREED UPON REBATE/
Site Number    Site Name              AS OF 7/29/99     RENTAL ABATEMENT VALUE
-----------    ---------
044-023-R10    Sicard Hollow          In Redesign       [CONFIDENTIAL TREATMENT REQUESTED]
044-044-000    Wooddale               Milestone 3       [CONFIDENTIAL TREATMENT REQUESTED]
044-054-R10    Morgan                 Milestone 3       [CONFIDENTIAL TREATMENT REQUESTED]
044-068-R10    USX                    Milestone 2       [CONFIDENTIAL TREATMENT REQUESTED]
044-069-R10    Hueytown               Milestone 3       [CONFIDENTIAL TREATMENT REQUESTED]
044-087-000    Collegeville           Milestone 2       [CONFIDENTIAL TREATMENT REQUESTED]
044-135-R10    Longview               Milestone 3       [CONFIDENTIAL TREATMENT REQUESTED]
044-139-R10    Alabaster              Milestone 3       [CONFIDENTIAL TREATMENT REQUESTED]


               *Tritel to complete &
               assign lease

                                                        -----------

                                   EXHIBIT "B"

                           MILESTONE PER SITE PRICING
                    FOR REBATE/RENTAL ABATEMENT ON BTS SITES

MILESTONE                                                          FEE/Rebate
---------                                                          ----------

1) DELIVERY OF SITE ID REPORTS TO TRITEL (UP TO 4 PER SEARCH RING) [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

2) DELIVERY OF SOR TO TRITEL ON PREFERRED SITE                     [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

3) DELIVERY OF LEASE TO TRITEL (EXECUTED BY LANDLORD)              [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

4) ZONING COMPLETED OR STATEMENT OF NO ZONING REQUIRED*            [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

5) NOTICE OF DELIVERED SITE                                        [CONFIDENTIAL
                                                                   TREATMENT
                                                                   REQUESTED]

** TRITEL IS RESPONSIBLE FOR LEGAL FEES IF SUCH REPRESENTATION IS REQUIRED AT
   ZONING HEARINGS

                                ATTACHMENT "VIII"

                    NOTICE OF COMPLETION OF TOWER FACILITIES


Tritel

-----------------------------

-----------------------------

-----------------------------   ----------

Re:  Notice of Completion of Tower Facilities ("Notice") for
     Site # _____ ("_________ Site")

Dear _____________:

On the ______ day of _________, ____ the Tower Facilities at the ________ Site were completed in accordance with the terms and conditions of the Master Lease between SpectraSite and Tritel. Pursuant to Paragraph 2.8 of the Master Lease, Tritel has a period of fifteen (15) days after the date of this Notice of Completion to provide a Punch List of items to be completed by SpectraSite in order to render the Tower Facilities completed in accordance with the Plans and Specifications in the opinion of Tritel.

                                            Sincerely,


                                            ---------------------------------

                                  ATTACHMENT B
             AGREED UPON BTS SITES AND REBATE FOR TRITEL CHATTANOOGA


SITE NUMBER        SITE NAME              COMPLETION POINT                AGREED UPON REBATE/
                                          AS OF 2/25/99                   RENTAL ABATEMENT VALUE
076-003-00A        Bushtown               Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-007-00A        O-Grady                Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]

076-012-00A        Godsey Ridge           Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-027-00A        Sugartown              Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-028-00A        Ft Ogelthorpe          Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-0300R1         Rock Spring            Complete thru Milestone #1      [CONFIDENTIAL TREATMENT REQUESTED]

076-034-00X        Slygo                  Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-035-00X        Trenton                Complete thru Milestone #1      [CONFIDENTIAL TREATMENT REQUESTED]
076-036-00X        Union                  Complete thru Milestone #4      [CONFIDENTIAL TREATMENT REQUESTED]
076-037-00X        New Hope               Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-050-0R1        Sale Creek             Complete thru Milestone #1      [CONFIDENTIAL TREATMENT REQUESTED]
076-051-00X        Graysville             Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-052-00X        Sentinel Hts (Dayton)  Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
076-053-00A        Short Tail Springs     Complete thru Milestone #1      [CONFIDENTIAL TREATMENT REQUESTED]

102-008-00A        Cedar Ridge            Complete thru Milestone #2      [CONFIDENTIAL TREATMENT REQUESTED]
102-010-00X        Chattsworth East       Complete thru Milestone #3      [CONFIDENTIAL TREATMENT REQUESTED]
102-011-000        Mt. Rachel             Complete thru Milestone #2      [CONFIDENTIAL TREATMENT REQUESTED]


                                                                          -------------
                   Dayton Boulevard                                          No Reimbursement

                                  ATTACHMENT A
              AGREED UPON BTS SITES AND REBATE FOR TRITEL KNOXVILLE


SITE NUMBER     SITE NAME                   AGREED UPON REBATE/
                                            RENTAL ABATEMENT VALUE

                Wise Hill                   [CONFIDENTIAL TREATMENT REQUESTED]
                Westview                    [CONFIDENTIAL TREATMENT REQUESTED]
                Park City                   [CONFIDENTIAL TREATMENT REQUESTED]
                Presley Lake                [CONFIDENTIAL TREATMENT REQUESTED]
                Oak Grove Heights           [CONFIDENTIAL TREATMENT REQUESTED]
                Copper Ridge                [CONFIDENTIAL TREATMENT REQUESTED]
                Stanley Road                [CONFIDENTIAL TREATMENT REQUESTED]
                Bright Hope Church          [CONFIDENTIAL TREATMENT REQUESTED]
                Rocky Hill                  [CONFIDENTIAL TREATMENT REQUESTED]
                Matlock                     [CONFIDENTIAL TREATMENT REQUESTED]
                Knob Creek                  [CONFIDENTIAL TREATMENT REQUESTED]
                Seymour                     [CONFIDENTIAL TREATMENT REQUESTED]
                Mill Creek                  [CONFIDENTIAL TREATMENT REQUESTED]
                Walden Creek                [CONFIDENTIAL TREATMENT REQUESTED]
                Koontz Creek                [CONFIDENTIAL TREATMENT REQUESTED]
                Hickory Valley              [CONFIDENTIAL TREATMENT REQUESTED]
                Limestone Creek             [CONFIDENTIAL TREATMENT REQUESTED]
                East Sevierville            [CONFIDENTIAL TREATMENT REQUESTED]
                South Clinton               [CONFIDENTIAL TREATMENT REQUESTED]
                State Road 168              [CONFIDENTIAL TREATMENT REQUESTED]
                Ford                        [CONFIDENTIAL TREATMENT REQUESTED]
                West Morristown             [CONFIDENTIAL TREATMENT REQUESTED]
                Tellico Parkway             [CONFIDENTIAL TREATMENT REQUESTED]
                Fox Hill                    [CONFIDENTIAL TREATMENT REQUESTED]
                Union Grove                 [CONFIDENTIAL TREATMENT REQUESTED]